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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Abbott Laboratories
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

On the Cover: Similac Total Comfort
Meli and Beeri Noyman, Tel Aviv, Israel

As an infant, 18-month-old Beeri Noyman suffered with frequent stomach upsets. Then his mother, Meli, started feeding him Similac Comfort. Called Similac Total Comfort in most markets around the world, this is a formulation specifically designed for persistent feeding issues. Soon, Beeri had fewer feeding issues, and, more importantly, was a happy baby.

Your Vote
Is Important

Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Notice of Annual Meeting
of Shareholders

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 26, 2013

The Annual Meeting of the Shareholders of Abbott Laboratories will be held at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois, on Friday, April 26, 2013, at 9:00 a.m. for the following purposes:

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  To elect 11 directors to hold office until the next Annual Meeting or until their successors are elected (Item 1 on the proxy card),

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  To ratify the appointment of Deloitte & Touche LLP as auditors of Abbott for 2013 (Item 2 on the proxy card),

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  To vote on an advisory vote on the approval of executive compensation (Item 3 on proxy card), and

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  To transact such other business as may properly come before the meeting, including consideration of six shareholder proposals, if presented at the meeting (Items 4, 5, 6, 7, 8, and 9).

The board of directors recommends that you vote FOR Items 1, 2, and 3 on the proxy card.

The board of directors recommends that you vote AGAINST (Items 4, 5, 6, 7, 8, and 9 on the proxy card).

The close of business on February 27, 2013, has been fixed as the record date for determining the shareholders entitled to receive notice of and to vote at the Annual Meeting.

Abbott's 2013 Proxy Statement and 2012 Annual Report to Shareholders are available at www.abbott.com/proxy. If you are a registered shareholder, you may access your proxy card by either:

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  Going to the following Web site: www.investorvote.com/abt, entering the information requested on your computer screen and then following the simple instructions, or

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  Calling (in United States, U.S. territories, and Canada), toll free 1-800-652-VOTE (8683) on a touch tone telephone, and following the simple instructions provided by the recorded message.

Admission to the meeting will be by admission card only. If you plan to attend, please complete and return the reservation form on the back cover, and an admission card will be sent to you. Due to space limitations, reservation forms must be received before April 19, 2013. Each admission card, along with photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the board of directors.

Hubert L. Allen
 Secretary

March 15, 2013

Abbott Laboratories
Proxy Statement

Solicitation of Proxies

The accompanying proxy is solicited on behalf of the board of directors for use at the Annual Meeting of Shareholders. The meeting will be held on April 26, 2013, at Abbott's headquarters, 100 Abbott Park Road, at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. This proxy statement and the accompanying proxy card are being mailed to shareholders on or about March 15, 2013.

Information about the Annual Meeting

Who Can Vote

Shareholders of record at the close of business on February 27, 2013 will be entitled to notice of and to vote at the Annual Meeting. As of January 31, 2013, Abbott had 1,570,677,029 outstanding common shares, which are Abbott's only outstanding voting securities. All shareholders have cumulative voting rights in the election of directors and one vote per share on all other matters.

Notice and Access

In accordance with the Securities and Exchange Commission's e-proxy rules, Abbott mailed a Notice of Internet Availability of Proxy Materials (the "Notice") to certain shareholders in mid-March of 2013. The Notice describes the matters to be considered at the Annual Meeting and how the shareholders can access the proxy materials online. It also provides instructions on how those shareholders can vote their shares. If you received the Notice, you will not receive a print version of the proxy materials, unless you request one. If you would like to receive a print version of the proxy materials, free of charge, please follow the instructions on the Notice.

Cumulative Voting

Cumulative voting allows a shareholder to multiply the number of shares owned by the number of directors to be elected and to cast the total for one nominee or distribute the votes among the nominees, as the shareholder desires. Nominees who receive the greatest number of votes will be elected. If you wish to cumulate your votes, you must sign and mail in your proxy card or attend the Annual Meeting.

Voting by Proxy

All of Abbott's shareholders may vote by mail or at the Annual Meeting. Abbott's By-Laws provide that a shareholder may authorize no more than two persons as proxies to attend and vote at the meeting. Most of Abbott's shareholders may also vote their shares by telephone or the Internet. If you vote by telephone or the Internet, you do not need to return your proxy card. The instructions for voting can be found with your proxy card or on the Notice.

Revoking a Proxy

You may revoke your proxy by voting in person at the Annual Meeting or, at any time prior to the meeting:

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by delivering a written notice to the secretary of Abbott,

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by delivering an authorized proxy with a later date, or

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by voting by telephone or the Internet after you have given your proxy.

Discretionary Voting Authority

Unless authority is withheld in accordance with the instructions on the proxy, the persons named in the proxy will vote the shares covered by proxies they receive to elect the 11 nominees named in Item 1 on the proxy card. Should a nominee become unavailable to serve, the shares will be voted for a substitute designated by the board of directors, or for fewer than 11 nominees if, in the judgment of the proxy holders, such action is necessary or desirable. The persons named in the proxy may also decide to vote shares cumulatively so that one or more of the nominees may receive fewer votes than the other nominees (or no votes at all), although they have no present intention of doing so.

Where a shareholder has specified a choice for or against the ratification of the appointment of Deloitte & Touche LLP as auditors, the advisory vote on the approval of executive compensation, or the approval of the shareholder proposals, or where the shareholder has abstained on these matters, the shares represented by the proxy will be voted (or not voted) as specified. Where no choice has been specified, the proxy will be voted FOR the ratification of Deloitte & Touche LLP as auditors, FOR the approval of executive compensation, and AGAINST the shareholder proposals.

With the exception of matters omitted from this proxy statement pursuant to the rules of the Securities and Exchange Commission, the board of directors is not aware of any other issue which may properly be brought before the meeting. If other matters are properly brought before the meeting, the accompanying proxy will be voted in accordance with the judgment of the proxy holders.

Quorum and Vote Required to Approve Each Item on the Proxy

A majority of the outstanding shares entitled to vote on a matter, represented in person or by proxy, constitutes a quorum for consideration of that matter at the meeting. The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on a matter shall be the act of the shareholders with respect to that matter.

Effect of Broker Non-Votes and Abstentions

A proxy submitted by an institution such as a broker or bank that holds shares for the account of a beneficial owner may indicate that all or a portion of the shares represented by that proxy are not being voted with respect to a particular matter. This could occur, for example, when the broker or bank is not permitted to vote those shares in the absence of instructions from the beneficial owner of the stock. These "non-voted shares" will be considered shares not present and, therefore, not entitled to vote on those matters, although these shares may be considered present and entitled to vote for other purposes. Brokers and banks have discretionary authority to vote shares in absence of instructions on matters the New York Stock Exchange considers "routine", such as the ratification of the appointment of the auditors. They do not have discretionary authority to vote shares in absence of instructions on "non-routine" matters. The election of directors, the advisory vote on the approval of executive compensation, and the shareholder proposals are considered "non-routine" matters. Non-voted shares will not affect the determination of the outcome of the vote on any matter to be decided at the meeting. Shares represented by proxies which are present and entitled to vote on a matter but which have elected to abstain from voting on that matter will have the effect of votes against that matter.

Inspectors of Election

The inspectors of election and the tabulators of all proxies, ballots, and voting tabulations that identify shareholders are independent and are not Abbott employees.

Cost of Soliciting Proxies

Abbott will bear the cost of making solicitations from its shareholders and will reimburse banks and brokerage firms for out-of-pocket expenses incurred in connection with this solicitation. Proxies may be solicited by mail, telephone, Internet, or in person by directors, officers, or employees of Abbott and its subsidiaries.

Abbott has retained Georgeson Inc. to aid in the solicitation of proxies, at an estimated cost of $19,500 plus reimbursement for reasonable out-of-pocket expenses.

Abbott Laboratories Stock Retirement Plan

Participants in the Abbott Laboratories Stock Retirement Plan will receive a voting instruction card for their shares held in the Abbott Laboratories Stock Retirement Trust. The Stock Retirement Trust is administered by both a trustee and an investment committee. The trustee of the Trust is Mercer Trust Company. The members of the investment committee are Stephen R. Fussell and Valentine Yien, employees of Abbott. The voting power with respect to the shares is held by and shared between the investment committee and the participants. The investment committee must solicit voting instructions from the participants and follow the voting instructions it receives. The investment committee may use its own discretion with respect to those shares for which no voting instructions are received.

Confidential Voting

It is Abbott's policy that all proxies, ballots, and voting tabulations that reveal how a particular shareholder has voted be kept confidential and not be disclosed, except:

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where disclosure may be required by law or regulation,

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where disclosure may be necessary in order for Abbott to assert or defend claims,

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where a shareholder provides comments with a proxy,

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where a shareholder expressly requests disclosure,

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to allow the inspectors of election to certify the results of a vote, or

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in other limited circumstances, such as a contested election or proxy solicitation not approved and recommended by the board of directors.

Information Concerning Security Ownership

The table below reports the number of common shares beneficially owned as of December 31, 2012, by BlackRock, Inc. (directly or through its subsidiaries) the only person known to Abbott to own beneficially more than 5% of Abbott's outstanding common shares. It is based on information contained in a Schedule 13G filed by BlackRock, Inc., with the Securities and Exchange Commission on February 8, 2013. BlackRock, Inc. reports it has sole voting and investment power with respect to these shares.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percent of Class

BlackRock, Inc. 40 East 52nd Street New York, NY 10022	86,070,356	5.45%

Information Concerning Nominees for Directors (Item 1 on Proxy Card)

Eleven directors are to be elected to hold office until the next Annual Meeting or until their successors are elected. All of the nominees are currently serving as directors.

Nominees for Election as Directors

Robert J. Alpern, M.D.                        Age 62                        Director since 2008

Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, New Haven, Connecticut

Dr. Alpern has served as the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine since June 2004. From July 1998 to June 2004, Dr. Alpern was the Dean of The University of Texas Southwestern Medical Center. Dr. Alpern served on the Scientific Advisory Board of Ilypsa from 2004 until 2007 and since 2007 has served on the Scientific Advisory Board of Relypsa. Dr. Alpern also serves as a director of AbbVie Inc. and as a director on the Board of Yale – New Haven Hospital. As the Ensign Professor of Medicine, Professor of Internal Medicine, and Dean of Yale School of Medicine, Dean of The University of Texas Southwestern Medical Center, and as a director on the Board of Yale – New Haven Hospital, Dr. Alpern contributes valuable insights to the Board through his medical and scientific expertise and his knowledge of the health care environment and the scientific nature of Abbott's key research and development initiatives.

Roxanne S. Austin                             Age 52                        Director since 2000

President, Austin Investment Advisors, Newport Coast, California (Private Investment and Consulting Firm)

Ms. Austin is president of Austin Investment Advisors, a private investment and consulting firm, a position she has held since 2004. From July 2009 through July 2010, Ms. Austin also served as the president and chief executive officer of Move Networks, Inc., a provider of Internet television services. Ms. Austin served as president and chief operating officer of DIRECTV, Inc. from June 2001 to December 2003. Ms. Austin also previously served as executive vice president and chief financial officer of Hughes Electronics Corporation and as a partner of Deloitte & Touche LLP. Ms. Austin is also a director of AbbVie Inc., Target Corporation, Teledyne Technologies, Inc. and Telefonaktiebolaget LM Ericsson. Through her extensive management and operating roles, including her financial roles, Ms. Austin contributes significant oversight and leadership experience, including financial expertise and knowledge of financial statements, corporate finance and accounting matters.

Sally E. Blount, Ph.D.                        Age 51                        Director since 2011

Dean of the J.L. Kellogg Graduate School of Management at Northwestern University, Evanston, Illinois

Ms. Blount has served as Dean of the J.L. Kellogg Graduate School of Management at Northwestern University since July 2010. From 2004 to 2010, she served as the Vice Dean and Dean of the undergraduate college of New York University's Leonard N. Stern School of Business. Ms. Blount joined the faculty of New York University's Leonard N. Stern School of Business in 2001 and was the Abraham L. Gitlow Professor of Management and Organizations. Prior to joining NYU in 2001, Ms. Blount held academic posts at the University of Chicago's Graduate School of Business from 1992 to 2001. As Dean of the J.L. Kellogg Graduate School of Management at Northwestern University and as the Vice Dean and Dean of the undergraduate college of New York University's Leonard N. Stern School of Business, Ms. Blount provides Abbott's board with expertise on business organization, governance and business management matters.

W. James Farrell                             Age 70                        Director since 2006

Retired Chairman and Chief Executive Officer of Illinois Tool Works Inc., Glenview, Illinois (Worldwide Manufacturer of Highly Engineered Products and Specialty Systems)

Mr. Farrell served as the chairman of Illinois Tool Works Inc. from 1996 to 2006 and as its chief executive officer from 1995 to 2005. He currently serves on the board of directors of Allstate Insurance Company, UAL Corporation, and 3M. Mr. Farrell also served on the board of directors of Kraft Foods, Inc. from 2001 to 2006 and Sears, Roebuck and Company from 1999 to 2005. As a result of his tenure as chairman and chief executive officer of Illinois Tool Works, Mr. Farrell brings valuable business, leadership and management experience to the board and provides guidance on key matters relevant to a major international company.

Edward M. Liddy                             Age 67                        Director since 2010

Partner, Clayton, Dubilier & Rice, LLC, New York, New York (Private Equity Investment Firm)

Mr. Liddy has been a partner in the private equity investment firm Clayton, Dubilier & Rice, LLC since January 2010, having also been a partner at such firm from April to September 2008. From September 2008 to August 2009, Mr. Liddy was the interim chairman and chief executive officer of American International Group, Inc. (AIG), a global insurance and financial services holding company. He served at AIG at the request of the U.S. Department of the Treasury. From January 1999 to April 2008, Mr. Liddy served as chairman of the board of the Allstate Corporation. He served as chief executive officer of Allstate from January 1999 to December 2006, President from January 1995 to May 2005, and chief operating officer from August 1994 to January 1999. Mr. Liddy currently serves on the board of directors of AbbVie Inc., 3M Company and The Boeing Company. In addition, Mr. Liddy formerly served on the boards of The Goldman Sachs Group, Inc. from 2003 to 2008 and The Boeing Company from 2007 to 2008. As the chairman and chief executive officer of Allstate Corporation and American International Group, Inc., Mr. Liddy brings valuable insights from the perspective of the insurance industry into Abbott's pharmaceutical and medical device businesses. As a partner of Clayton, Dubilier & Rice, LLC, Mr. Liddy gained significant knowledge and understanding of finance and capital markets matters as well as global and domestic strategic advisory experience.

Nancy McKinstry                             Age 53                        Director since 2011

Chief Executive Officer and Chairman of the Executive Board of Wolters Kluwer N.V., Alphen aan den Rijn, the Netherlands (Global Information, Software, and Services Provider)

Ms. McKinstry has been the chief executive officer and chairman of the executive board of Wolters Kluwer N.V. since September 2003 and a member of its executive board since June 2001. Ms. McKinstry serves on the board of directors of Sanoma Corporation. Ms. McKinstry also serves on the advisory board of the University of Rhode Island, the advisory council of the Amsterdam Institute of Finance, the board of overseers of Columbia Business School and the advisory board of the Harrington School of Communication and Media. Ms. McKinstry served on the board of directors of Telefonieaktiebolaget LM Ericsson (LM Ericsson Telephone Company) from 2004 to 2012. Ms. McKinstry also served on the board of directors of MortgageIT Holdings, Inc. from 2004 to 2007. As the chief executive officer and chairman of the executive board of Wolters Kluwer N.V., Ms. McKinstry contributes global perspectives and management experience, including an understanding of key issues facing a multinational business such as Abbott's.

Phebe N. Novakovic                        Age 55                        Director since 2010

Chairman and Chief Executive Officer, General Dynamics Corporation, Falls Church, Virginia (Worldwide Defense, Aerospace, and Other Technology Products Manufacturer)

Ms. Novakovic has been chairman and chief executive officer of General Dynamics Corporation since January 1, 2013. Previously, she served as president and chief operating officer from May 2012 to December 2012 and as executive vice president, Marine Systems of General Dynamics from May 2010 to May 2012. From May 2005 to April 2010, Ms. Novakovic served as its senior vice president – planning and development. She was elected vice president of General Dynamics in October 2002 after joining the company in May 2001. Previously, Ms. Novakovic was special assistant to the Secretary and Deputy Secretary of Defense, and had been a deputy associate director of the Office of Management and Budget. As a member of the board of directors and chief executive officer of General Dynamics Corporation, Ms. Novakovic has strong management experience with a major public company, including significant marketing, operational and manufacturing experience, and contributes valuable insights into finance and capital markets. Her tenure with the Office of Management and Budget and as special assistant to the Secretary and Deputy Secretary of Defense enables her to provide government perspective and experience in a highly regulated industry.

William A. Osborn                             Age 65                        Director since 2008

Retired Chairman and Chief Executive Officer of Northern Trust Corporation (A Multibank Holding Company) and The Northern Trust Company, Chicago, Illinois (Banking Services Company)

Mr. Osborn was chairman of Northern Trust Corporation from 1995 through 2009 and served as its chief executive officer from 1995 through 2007. Mr. Osborn currently serves as a director of Caterpillar Inc. and General Dynamics Corporation. He is chairman of the Board of Trustees of Northwestern University. Mr. Osborn served on the board of directors of Nicor, Inc. from 1999 to 2006 and on the board of directors of Tribune Company from 2001 to 2012. As the chairman and chief executive officer of Northern Trust Corporation and The Northern Trust Company, Mr. Osborn acquired broad experience in successfully overseeing complex global businesses operating in highly regulated industries.

Samuel C. Scott III                        Age 68                        Director since 2007

Retired Chairman, President and Chief Executive Officer of Corn Products International, Inc., Westchester, Illinois (A Corn Refining Company)

Mr. Scott retired as chairman, president and chief executive officer of Corn Products International in 2009. He served as chairman, president, and chief executive officer from February 2001 until he retired in May of 2009. He was president and chief executive officer from January 1998 until February 2001. He was president of the Corn Refining Division of CPC International from 1995 through 1997, when CPC International spun off Corn Products International as a separate corporation. Mr. Scott currently serves on the board of directors of Bank of New York Mellon Corporation and Motorola Solutions, Inc. As the chairman, president and chief executive officer of Corn Products International, Mr. Scott acquired valuable business, leadership and management experience, including critical insights into matters relevant to a major public company and experience in finance and capital markets matters.

Glenn F. Tilton                             Age 64                         Director since 2007

Chairman of the Midwest, JPMorgan Chase & Co. Chicago, Illinois (Banking and Financial Services Company)

In 2011, Mr. Tilton became chairman of the Midwest for JPMorgan Chase & Co. and a member of its companywide executive committee. From October 2010 to December 2012, Mr. Tilton also served as the non-executive chairman of the board of United Continental Holdings, Inc. From September 2002 to October 2010, he served as chairman, president and chief executive officer of UAL Corporation, a holding company, and chairman and chief executive officer of United Air Lines, Inc., an air transportation company and wholly owned subsidiary of UAL Corporation. Mr. Tilton is also a director of AbbVie Inc., United Continental Holdings, Inc. and Phillips 66. Mr. Tilton also served on the board of directors of Lincoln National Corporation from 2002 to 2007, of TXU Corporation from 2005 to 2007, and of Corning Incorporated from 2010 to 2012. As chairman of the Midwest for JPMorgan Chase & Co. and having previously served as non-executive chairman of the board of United Continental Holdings, Inc., and chairman, president, and chief executive officer of UAL Corporation and United Air Lines, vice chairman of Chevron Texaco and as interim chairman of Dynegy, Inc., Mr. Tilton acquired strong management experience overseeing complex multinational businesses operating in highly regulated industries, as well as expertise in finance and capital markets matters.

Miles D. White                             Age 58                        Director since 1998

Chairman of the Board and Chief Executive Officer, Abbott Laboratories

Mr. White has served as Abbott's chairman of the board and chief executive officer since 1999. He served as an executive vice president of Abbott from 1998 to 1999. He joined Abbott in 1984. He currently serves as a director of Caterpillar, Inc. and McDonald's Corporation. Mr. White also served on the board of directors of Motorola, Inc. from 2005 to 2009. Serving as Abbott's chairman of the board and chief executive officer since 1999 and having joined Abbott in 1984, Mr. White contributes not only his valuable business, management and leadership experience, but also his extensive knowledge of the Company and its global operations, as well as key insights into strategic, management and operation matters, ensuring the appropriate level of oversight and responsibility is applied to all board decisions.

The Board of Directors and its Committees

The Board of Directors

The board of directors held eight meetings in 2012. The average attendance of all directors at board and committee meetings in 2012 was ninety-eight percent and each director attended at least seventy-five percent of the total number of board meetings and meetings of the committees on which he or she served. Abbott encourages its board members to attend the annual shareholders meeting. Last year, all of Abbott's directors attended the annual shareholders meeting.

The board has determined that each of the following directors is independent in accordance with the New York Stock Exchange listing standards: R. J. Alpern, R. S. Austin, S. E. Blount, W. J. Farrell, H. L. Fuller, E. M. Liddy, N. McKinstry, P. N. Novakovic, W. A. Osborn, S. C. Scott III, and G. F. Tilton. To determine independence, the board applied the categorical standards attached as Exhibit A to this proxy statement. The board also considered whether a director has any other material relationships with Abbott or its subsidiaries and concluded that none of these directors had a relationship that impaired the director's independence. This included consideration of the fact that some of the directors are officers or serve on boards of companies or entities to which Abbott sold products or made contributions or from which Abbott purchased products and services during the year. In making its determination, the board relied on both information provided by the directors and information developed internally by Abbott.

The board has risk oversight responsibility for Abbott and administers this responsibility both directly and with assistance from its committees.

The board has determined that the current leadership structure, in which the offices of chairman and chief executive officer are held by one individual and an independent director acts as lead director, ensures the appropriate level of oversight, independence, and responsibility is applied to all board decisions, including risk oversight, and is in the best interests of Abbott and its shareholders.

Currently, the chairman of the nominations and governance committee acts as the lead director to facilitate communication with the board and presides over regularly conducted executive sessions of the independent directors or sessions where the chairman of the board is not present. It is the role of the lead director to review and approve matters, such as agenda items, schedule sufficiency, and, where appropriate, information provided to other board members. The lead director is chosen by and from the independent members of the board of directors, and serves as the liaison between the chairman and the independent directors; however, all directors are encouraged to, and in fact do, consult with the chairman on each of the above topics, as well. The lead director, and each of the other directors, communicates regularly with the chairman and chief executive officer regarding appropriate agenda topics and other board related matters. The lead director also has the authority to call meetings of the independent directors and, if requested by major stockholders, ensures that he or she is available for consultation and direct communication.

Abbott directors have backgrounds that when combined provide a portfolio of experience and knowledge that serve Abbott's governance and strategic needs. Director nominees are considered on the basis of a range of criteria including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. They must have demonstrated experience and ability that is relevant to the board's oversight role with respect to Abbott's business and affairs. Each director's biography includes the particular experience and qualifications that led the board to conclude that the director should serve on the board. The directors' biographies are on pages 4 to 7.

Committees of the Board of Directors

The board of directors has five committees established in Abbott's By-Laws: the executive committee, audit committee, compensation committee, nominations and governance committee, and public policy committee. Each of the members of the audit committee, compensation committee, nominations and governance committee, and public policy committee is independent.

The executive committee, whose members are M. D. White, chairman, R. S. Austin, W. J. Farrell, P. N. Novakovic, and W. A. Osborn, did not hold any meetings in 2012. This committee may exercise all the authority of the board in the management of Abbott, except for matters expressly reserved by law for board action.

The audit committee, whose members are R. S. Austin, chair, E. M. Liddy, N. McKinstry, S. C. Scott III, and G. F. Tilton, held seven meetings in 2012. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to Abbott's accounting and financial reporting practices and the audit process, the quality and integrity of Abbott's financial statements, the independent auditors' qualifications, independence, and performance, the performance of Abbott's internal audit function and internal auditors, and certain areas of legal and regulatory compliance.

Each of the members of the audit committee is financially literate, as required of audit committee members by the New York Stock Exchange. The board of directors has determined that R. S. Austin, the committee's chair, is an "audit committee financial expert." A copy of the report of the audit committee is on page 46.

The compensation committee, whose members are W. J. Farrell, chair, R. S. Austin, E. M. Liddy, W. A. Osborn, and S. C. Scott III, held eight meetings in 2012. The committee is governed by a written charter. This committee assists the board of directors in carrying out the board's responsibilities relating to the compensation of Abbott's executive officers and directors. The compensation committee annually reviews the compensation paid to the members of the board and gives its recommendations to the full board regarding both the amount of director compensation that should be paid and the allocation of that compensation between equity-based awards and cash. In recommending director compensation, the compensation committee takes comparable director fees into account and reviews any arrangement that could be viewed as indirect director compensation.

This committee also reviews, approves, and administers the incentive compensation plans in which any executive officer of Abbott participates and all of Abbott's equity-based plans. It may delegate the responsibility to administer and make grants under these plans to management, except to the extent that such delegation would be inconsistent with applicable law or regulation or with the listing rules of the New York Stock Exchange. The processes and procedures used for the consideration and determination of executive compensation are described in the section of the proxy captioned, "Compensation Discussion and Analysis."

The compensation committee has the sole authority, under its charter, to select, retain and/or terminate independent compensation advisors. The committee has engaged Aon Hewitt to provide counsel and advice on executive and non-employee director compensation matters. Aon Hewitt, and its principal, report directly to the chair of the committee. The principal meets regularly, and as needed, with the committee in executive sessions, has direct access to the chair during and between meetings, and performs no other services for Abbott or its senior executives. The committee determines what variables it will instruct Aon Hewitt to consider, and they include: peer groups against which performance and pay should be examined, financial metrics to be used to assess Abbott's relative performance, competitive long-term incentive practices in the marketplace, and compensation levels relative to market practice. The committee negotiates and approves any fees paid to Aon Hewitt for these services. In 2012, the committee authorized payment of approximately $316,000 to Aon Hewitt for services rendered to the committee relating to executive compensation. Separately, Abbott management engaged Aon Hewitt to perform and paid approximately $6 million for unrelated services, including actuarial work, pension design and administration, insurance, and general consulting. The compensation committee was informed about these services, but its formal approval was not requested. A copy of the compensation committee report is on page 22.

The nominations and governance committee, whose members are W. A. Osborn, chair, R. J. Alpern, S. E. Blount, W. J. Farrell, and P. N. Novakovic, held two meetings in 2012. The committee is governed by a written charter. This committee assists the board of directors in identifying individuals qualified to become board members and recommends to the board the nominees for election as directors at the next annual meeting of shareholders, recommends to the board the persons to be elected as executive officers of Abbott, develops and recommends to the board the corporate governance guidelines applicable to Abbott, and serves in an advisory capacity to the board and the chairman of the board on matters of organization, management succession plans, major changes in the organizational structure of Abbott, and the conduct of board activities. The process used by this committee to identify a nominee to serve as a member of the board of directors depends on the qualities being sought. From time to time, Abbott engages an executive search firm to assist the committee in identifying individuals qualified to be board members. Board members should have backgrounds that when combined provide a portfolio of experience and knowledge that will serve Abbott's governance and strategic needs. In the process of identifying nominees to serve as a member of the board of directors, the nominations and governance committee considers the board's diversity of ethnicity, gender, and geography and assesses the effectiveness of the process in achieving that diversity. Board candidates will be considered on the basis of a range of criteria, including broad-based business knowledge and relationships, prominence and excellent reputations in their primary fields of endeavor, as well as a global business perspective and commitment to good corporate citizenship. Directors should have demonstrated experience and ability that is relevant to the board of directors' oversight role with respect to Abbott's business and affairs.

The public policy committee, whose members are P. N. Novakovic, chair, R. J. Alpern, S. E. Blount, N. McKinstry, and G. F. Tilton, held four meetings in 2012. The committee is governed by a written charter. This committee assists the board of directors in fulfilling its oversight responsibility with respect to Abbott's public policy, certain areas of legal and regulatory compliance, and governmental affairs and healthcare compliance issues that affect Abbott.

Communicating with the Board of Directors

Interested parties may communicate with the board of directors by writing a letter to the chairman of the board, to the chairman of the nominations and governance committee, who acts as the lead director at the meetings of the independent directors, or to the independent directors c/o Abbott Laboratories, 100 Abbott Park Road, D-364, AP6D, Abbott Park, Illinois 60064-6400 Attention: corporate secretary. The general counsel and corporate secretary regularly forwards to the addressee all letters other than mass mailings, advertisements, and other materials not relevant to Abbott's business. In addition, directors regularly receive a log of all correspondence received by the company that is addressed to a member of the board and may request any correspondence on that log.

Corporate Governance Materials

Abbott's corporate governance guidelines, outline of directorship qualifications, director independence standards, code of business conduct and the charters of Abbott's audit committee, compensation committee, nominations and governance committee, and public policy committee are all available in the corporate governance section of Abbott's investor relations Web site (www.abbottinvestor.com).

Director Compensation

Abbott employees are not compensated for serving on the board or board committees. Abbott's non-employee directors are compensated for their service under the Abbott Laboratories Non-Employee Directors' Fee Plan and the Abbott Laboratories 2009 Incentive Stock Program.

The following table sets forth a summary of the non-employee directors' 2012 compensation.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)

R. J. Alpern	$126,000	$112,960	$0	$8,531	$9,833	$257,324

R. S. Austin	144,000	112,960	0	0	0	256,960

S. E. Blount	126,000	112,960	0	0	12,500	251,460

W. J. Farrell	138,000	112,960	0	20,079	16,242	287,281

H. L. Fuller	46,000	0	0	0	13,432	59,432

E. M. Liddy	132,000	112,960	0	0	0	244,960

N. McKinstry	130,000	112,960	0	0	0	242,960

P. N. Novakovic	138,000	112,960	0	0	0	250,960

W. A. Osborn	134,000	112,960	0	0	3,865	250,825

S. C. Scott III	132,000	112,960	0	0	25,000	269,960

G. F. Tilton	132,000	112,960	0	0	29,601	274,561

(1)
Under the Abbott Laboratories Non-Employee Directors' Fee Plan, non-employee directors earn $10,500 for each month of service as a director and $1,000 for each month of service as a chairman of a board committee, other than the chairman of the audit committee. The chairman of the audit committee receives $1,500 for each month of service as a chairman of that committee and the other members of the audit committee receive $500 for each month of service as a committee member.

  Fees earned under the Abbott Laboratories Non-Employee Directors' Fee Plan are paid in cash to the director, paid in the form of vested non-qualified stock options (based on an independent appraisal of their fair value), deferred (as a non-funded obligation of Abbott), or paid currently into an individual grantor trust established by the director. The distribution of deferred fees and amounts held in a director's grantor trust generally commences when the director reaches age 65, or upon retirement from the board of directors. The director may elect to have deferred fees and fees deposited in trust credited to either a guaranteed interest account or to a stock equivalent account that earns the same return as if the fees were invested in Abbott stock. If necessary, Abbott contributes funds to a director's trust so that as of year end the stock equivalent account balance (net of taxes) is not less than seventy-five percent of the market value of the related Abbott common stock at year end. Abbott pays the director for any tax owed with respect to the income earned by the trust or any supplemental contributions to the trust by Abbott.

(2)
The amounts reported in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines the grant date fair value of stock unit awards by multiplying the number of restricted stock units granted by the average of the high and low market prices of an Abbott common share on the date of grant.

  In addition to the fees described in footnote 1, the Abbott Laboratories 2009 Incentive Stock Program provides that each non-employee director elected to the board of directors at the annual shareholder meeting receives vested restricted stock units having a value of $113,000 (rounded down). In 2012, this was 1,819 units. The non-employee directors receive cash payments equal to the dividends paid on the Abbott shares covered by the units at the same rate as other shareholders. Upon termination, retirement from the board, death, or a change in control of Abbott, a non-employee director will receive one Abbott common share for each restricted stock unit outstanding under the Incentive Stock Program.

  The following restricted stock units were outstanding as of December 31, 2012: R. J. Alpern, 8,559; R. S. Austin, 16,222; S. E. Blount, 1,819; W. J. Farrell, 14,333; E. M. Liddy, 3,986; N. McKinstry, 1,819; P. N. Novakovic, 3,986; W. A. Osborn, 10,476; S. C. Scott III, 12,206; and G. F. Tilton, 12,206.

(3)
The following options were outstanding as of December 31, 2012: H. L. Fuller, 12,321; N. McKinstry, 6,280; and P. N. Novakovic, 7,072.

(4)
The totals in this column include reportable interest credited under Abbott Laboratories Non-Employee Directors' Fee Plan during the year.

(5)
Charitable contributions made by Abbott's non-employee directors are eligible for a matching contribution (up to $25,000 annually). The amounts reported in this column include charitable matching grant contributions, as follows: S. E. Blount, $12,500; S. C. Scott III, $25,000; and G. F. Tilton, $25,000. These amounts also include tax payments made primarily in connection with the director's existing trust established under the Abbott Laboratories Non-Employee Directors' Fee Plan, as follows: W. J. Farrell, $14,320; and H. L. Fuller, $10,928.

Security Ownership of Executive Officers and Directors

The table below reflects the number of common shares beneficially owned as of March 1, 2013, by each director, the chief executive officer, the chief financial officer, and the three other most highly paid executive officers (the "named officers"), and by all directors and executive officers of Abbott as a group. It also reflects the number of stock equivalent units and restricted stock units held by non-employee directors under the Abbott Laboratories Non-Employee Directors' Fee Plan.

Name	Shares Beneficially Owned (1)(2)	Stock Options Exercisable within 60 days of March 1, 2013	Stock Equivalent Units

C. Alban	94,865	189,467	0

R. J. Alpern	8,559	0	2,423

R. S. Austin	23,066	0	0

S. E. Blount	1,819	0	0

W. J. Farrell	15,333	0	0

T. C. Freyman	450,716	664,464	0

R. A. Gonzalez	38,586	54,133	0

E. M. Liddy	5,121	0	5,878

N. McKinstry	1,819	6,280	0

P. N. Novakovic	4,486	7,072	0

W. A. Osborn	34,476	0	11,331

L. J. Schumacher	114,042	210,422	0

S. C. Scott III	18,206	0	6,213

G. F. Tilton	19,556	0	13,460

M. D. White	1,428,921	2,876,101	0

All directors and executive officers as a group (3)(4)	3,587,930	5,307,393	39,305

(1)
The table includes shares held in the officers' accounts in the Abbott Laboratories Stock Retirement Trust as follows: T. C. Freyman, 1,057; M. D. White, 25,174; and all executive officers as a group, 42,619. Each officer has shared voting power and sole investment power with respect to the shares held in his or her account.

(2)
The table includes restricted stock units held by the non-employee directors and payable in stock upon their retirement from the board as follows: R. J. Alpern, 8,559; R. S. Austin, 16,222; S. E. Blount, 1,819; W. J. Farrell, 14,333; E. M. Liddy, 3,986; N. McKinstry, 1,819; P. N. Novakovic, 3,986; W. A. Osborn, 10,476; S. C. Scott III, 12,206; G. F. Tilton, 12,206; and all directors as a group, 85,612.

(3)
Certain executive officers of Abbott are fiduciaries of several employee benefit trusts maintained by Abbott. As such, they have shared voting and/or investment power with respect to the common shares held by those trusts. The table does not include the shares held by the trusts. As of March 1, 2013, these trusts owned a total of 35,079,919 (2.3%) of the outstanding shares of Abbott.

None of the directors, named officers, or executive officers has pledged shares.

(4)
Excluding the shared voting and/or investment power over the shares held by the trusts described in footnote 3, the directors, director nominees, and executive officers as a group together own beneficially less than one percent of the outstanding shares of Abbott.

Executive Compensation

Compensation Discussion and Analysis

INTRODUCTION

This Compensation Discussion and Analysis ("CD&A") describes Abbott's (the "Company") executive compensation program in 2012. In particular, this CD&A explains how the Compensation Committee (the "Committee") and Board of Directors made its compensation decisions for the Company's executives, including the five named officers: Miles D. White, Chairman of the Board and Chief Executive Officer; Thomas C. Freyman, Executive Vice President, Finance & Chief Financial Officer; Richard A. Gonzalez, Executive Vice President, Pharmaceutical Products Group; Laura J. Schumacher, Executive Vice President, General Counsel and Secretary; and Carlos Alban, Senior Vice President, Proprietary Pharmaceuticals, Global Commercial Operations.

It is organized in three primary sections: a description of the pay philosophy the Committee has established for the Company's executive officers; a description of the process the Committee utilizes to examine performance in the context of executive pay decisions; and lastly, a description of the performance goals and results for each named officer.

The Committee believes performance must always be evaluated compared to the goals of the business and assessed in the context of market and business conditions.

In 2012, Abbott prepared for the launch of AbbVie, a new biopharmaceutical company, and achieved its business performance plan, its two principal goals for the year.

On January 1, 2013, Abbott separated its former research-based pharmaceuticals business to create AbbVie, a Fortune 200 biopharmaceutical company. Abbott is now a diversified healthcare company comprised of four roughly equal-sized businesses: established pharmaceuticals, medical devices, diagnostics and nutritional products.

2012 was again a very successful year for Abbott in what continues to be a challenging global business environment with changing industry dynamics. The Company produced a 20.3 percent total shareholder return, compared to 10.2 percent for the Dow Jones Industrial Average and 16.0 percent for the Standard & Poor's 500 Index over the same time period.

The Company achieved record sales of nearly $40 billion, and a 200 basis point improvement in gross margin in 2012, resulting in ongoing earnings-per-share in excess of the Company's initial guidance range. Abbott also generated record operating cash flow of more than $9 billion, returning approximately $3.2 billion to shareholders in the form of dividends. Abbott's dividend payout has increased for 40 consecutive years.

Abbott's stock price appreciation and dividends generated a 5-year total shareholder return of 37.1 percent, significantly outperforming the Dow Jones Industrial Average, with a return of 13.8 percent, and the Standard & Poor's 500 Index, with a return of 8.6 percent for that same period. At the same time, the Company has remained strategically active to help ensure the sustainability of its top-tier performance.

During 2012, the Company continued its expansion in emerging markets, launched numerous new products, and continued to expand margins, particularly in its nutritional products business. In addition, prior to the launch of AbbVie, Abbott continued to build and augment the proprietary pharmaceutical pipeline.

COMPENSATION PHILOSOPHY AND COMPONENTS OF PAY

Abbott and its Compensation Committee have established a compensation philosophy that aligns executives' interests with both short- and long-term profitable growth and shareholder returns and is designed to attract and retain executives whose talent and contributions sustain the profitable growth of the Company. The intent of this philosophy is to directly support achievement of the Company's primary business strategies and goals, while also aligning executives' performance and rewards with shareholders' interests. Consequently, the Committee believes the vast majority of executive compensation at Abbott is, by definition therefore, performance-based.

There are four primary pay components that make up our executive pay program: base pay, annual bonuses, long-term incentives and benefits. Each serves complementary, but different and specific purposes.

Base Pay

Setting appropriate levels of base pay ensures Abbott can attract and retain a leadership team that will continue to meet our commitments to customers and patients and sustain profitable growth for our shareholders. Talented executives have choices of where they work, and our base pay rates need to be competitive in the context of total compensation.

Annual Bonus

Abbott's annual bonus (short-term incentive) is intended to align executives' interests directly with the annual operating strategies, financial goals, and leadership requirements of the business. It provides a direct link between executives' short-term incentives and the Company's annual performance results through both measurable financial and operational performance and subjective assessments of strategic progress. Some goals, strategies, and leadership requirements may apply to all executives and as such, may be corporate priorities that are shared by all executive officers in any given year (for example, earnings per share targets in 2012, as will be disclosed later). Measurable financial goals apply to some executives, reflecting their specific areas of responsibility.

Most executives also carry strategic or leadership-oriented goals, which require qualitative, subjective assessment of their progress during the year. Finally, the process allows for Committee discretion, since many goals, especially for certain positions, cannot be reduced to formulaic, numerical targets, or anticipated in advance. By definition, therefore, short-term incentives directly tie executives' pay with both company and individual results allowing for Committee discretion to address unforeseen developments. In the aggregate, short-term incentives should be paid roughly at target when results are substantially met, below target if not substantially met, and above target if substantially exceeded.

Long-Term Incentives

Long-term incentives serve two primary purposes: first, to directly align the largest component of executive pay with shareholders' direct, long-term interests; and secondly, to help ensure continued performance success through effective focus and retention of executive talent. Executives' interests are directly aligned with those of shareholders in two ways – first, through direct stock ownership. Executives, as shareholders, benefit from the results they create for other shareholders. Secondly, the level of awards executives receive vary, by plan design and each executive's individual performance, as reviewed by the Committee. The Committee considers, among other factors, measures that either directly track shareholder returns or operating or strategic results which lead to the creation or loss of shareholder value. Awards are further differentiated based on each executive's specific contribution to long-term strategic results and leadership contribution. To achieve this outcome, Abbott grants non-qualified stock options, full-value performance-based shares, and full-value restricted shares, subject to vesting requirements.

Historically, and in 2012, long-term incentives have comprised roughly two-thirds of total compensation for Abbott named officers. Accordingly, there is a compelling and direct link of executives' long-term incentive with Company and shareholder results.

Benefits

As with all Abbott employees, executive officers are provided certain employment and post-employment benefits. Benefits are an important part of retention and capital preservation for all levels of employees, protecting against the expense of unexpected catastrophic loss of health and/or earnings potential, as well as providing a means to save and accumulate for retirement or other post-employment needs.

SAY-ON-PAY VOTE

The Committee annually evaluates the Company's compensation policies and programs to ensure alignment with short- and long-term interests of our shareholders, evolving market practices and other relevant factors. The Committee considers the following: whether the performance criteria and corresponding objectives appropriately balance objective performance and the quality of that performance, the relationship between performance and incentive plan payouts, the mix of short- and long-term incentives, and whether the overall structure and application of the incentive plans encourages appropriate risk taking.

The Committee also considers the perspectives of shareholders, through the Say on Pay advisory vote, which was approved by 92% of shareholders in 2012 and was above the average of the Company's health care peer group. All of these factors are important in determining whether the Company's compensation programs are appropriately balanced between defining and incentivizing performance, encouraging appropriate risk taking, and retaining executive talent which strongly aligns our compensation policies and programs with our shareholders' best interests.

PROGRAM CHANGES IN 2012

In 2012, after careful consideration of shareholder input and evaluation of market and governance best practices, Abbott made three significant changes to its compensation plans.

1.
Abbott replaced its change in control agreements during 2012. The new agreements eliminated three features: (i) the automatic renewal feature; (ii) the right to receive a tax "gross-up" payment from Abbott if the executive is subject to the "golden parachute" excise tax; and (iii) the "modified single-trigger" severance provision, which was replaced with a "double trigger" severance provision. Previously, executives could receive change in control severance benefits upon a resignation for any reason during a 30-day period commencing after the six-month anniversary of the change in control. The new agreements provide that if the executive's employment is terminated by the Company without cause or by the executive in a "good reason" termination during the two-year period following the change in control, the executive will be eligible to receive change in control severance benefits. These new agreements provide that if an executive's change in control severance payments would subject the executive to the golden parachute excise tax, then (1) the executive will bear the cost of such excise tax or (2) if it would leave the executive in a better after-tax position, the executive's change in control severance payments will be reduced to prevent application of the excise tax. The new agreements' terms were developed with the assistance of the Committee's independent compensation consultant.

  Mr. White does not have a change in control agreement.

2.
The vesting terms of officers' equity awards in the event of a change in control have been modified. Beginning with the 2013 grants, accelerated vesting of equity awards will be limited to the circumstance where, within six months prior to and through two years after a change in control, an officer's employment is terminated without cause, or the officer resigns for good reason, each as defined by the plan agreement. Previously, grants to officers would fully vest upon a change in control.

3.
Beginning in 2013, officers will not receive tax gross-ups on their grantor trusts. These trusts and their treatment in 2012 are discussed below in the sections captioned "Retirement Benefits" and "Deferred Compensation".

HOW EXECUTIVE PAY DECISIONS ARE MADE

The vast majority of pay decisions at Abbott are performance-based. Specific goals and targets are the foundation of our pay-for-performance process and this section will describe how they apply to each pay component. It is important to remember, however, that while our pay process is based on a comprehensive, multi-level review at all levels, it is not formulaic. Some goals can be measured objectively against pre-determined financial results. Others take the form of the Committee's subjective assessment of success and progress against strategic objectives or leadership results, which cannot be scored by numeric or formulaic application of measurable criteria. Consequently, while final pay decisions are guided by specific, objective measures, the Committee, in consultation with its independent compensation consultant also considers, at both the Company and individual level, a combination of objective and subjective measures in the overall assessment of performance and the pay decisions that result from that assessment. Discussion of the decision-making criteria for each component follows.

Peer Group

To provide the appropriate context for executive pay decisions, the Committee, in consultation with its independent compensation consultant, assesses market pay practices and levels of two peer groups of relevant high-profile companies. The Committee thoughtfully considers on an annual basis which companies should be included in the peer groups and selects companies that are the most appropriate for comparison. In addition to similar talent requirements and employee mix, the peer companies also operate complex business operations with significant global reach and share many similar operational characteristics. Accordingly, for 2012, Abbott's comparison groups for setting targets for compensation included the following two global reference groups:

1.
Primarily, direct health care competitors, including Amgen Inc., Bristol-Myers Squibb Company, Eli Lilly and Company, Glaxo SmithKline plc, Johnson & Johnson, Merck & Company, Inc., Novartis A.G., and Pfizer, Inc.

2.
Secondarily, the Committee also considers a group of global, diversified high performing companies with a five-year average return on equity of 18 percent or higher that are similar to Abbott in terms of size and/or scope of operations, including 3M Company, Bristol-Myers Squibb Company, Caterpillar, The Coca-Cola Company, Colgate-Palmolive Company, General Dynamics Corporation, General Mills, Inc., H.J. Heinz Company, Kellogg Company, Kimberly-Clark Corporation, McDonald's Corporation, Merck & Company, Inc., PepsiCo, Inc. and The Procter & Gamble Company.

Base Pay

Base pay targets must be competitive with the market from which talent is obtained. Generally, base pay targets are set in a manner that references the median of the health care comparison group as an initial benchmark, but may be adjusted upon secondary reference to the high-performing group. Specific pay rates, however, are based on an executive's profile, performance, experience, unique skills, and internal equity with others at Abbott. Once the rate of pay is set in this manner at either hire or upon promotion or transfer, subsequent changes in pay, including salary increases, when appropriate, are based on the executive's performance, the job he or she is performing or assuming, internal equity, and the Company's operating budget. In this sense, base pay is performance-based as well and is aligned with the individual's relative contribution / performance and body of work.

Annual Bonus

During 2012, all of Abbott's five named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan (the "PIP"). The PIP is designed to comply with the requirements of Section 162(m) of the Internal Revenue Code of 1986 for performance-based compensation.

Each year, maximum award allocations for PIP participants as a percentage of consolidated net earnings are set. For 2012, the maximum award for the Chief Executive Officer was .0015 of adjusted consolidated net earnings for the fiscal year-end, and, for all of the other named officers, .00075 of adjusted consolidated net earnings. Historically, and in 2012, the Committee exercised its discretion to deliver PIP awards that were below the maximum awards that are authorized by these formulae.

Assessments of performance against financial results take into account the impact of specified factors or events, and the appropriateness of these adjustments is reviewed annually. For a reconciliation of these adjustments to GAAP, see Exhibit 99.1 to Abbott's Form 8-K, furnished on January 23, 2013.

In making its determination regarding the actual award to all participants, the Committee considers pre-determined financial goals and individual goals, some of which are objective and quantifiable, and other strategic or leadership goals for which their subjective assessment is not solely dictated by numeric or formulaic applications of measurable criteria. Moreover, while each participant has pre-determined goals, the Committee also considers relative achievements, or developments (in the Company, marketplace, and the global economy) that could not have been foreseen when individual goals were written.

Goals that were specific for each named officer will be described separately.

Long-Term Incentives

Long-term incentive targets are driven by two primary factors: first, internal equity and the executive's relative contribution to the Company's long-term success; secondly, the Company's performance against both short- and long-term returns to shareholders, as well as relative performance against financial or operating measures that drive shareholder returns, and performance against strategic objectives, such as pipeline development or acquisitions (which may actually dilute returns in the short-term, but are, in the Committee's judgment, in the best long-term interest of the Company and its shareholders). While long-term incentive awards may be awarded annually, the Committee's assessment includes one-, three-, and five-year measures of a number of relative benchmarks, including total shareholder return, return on equity, return on net assets, and earnings per share growth. The results are compared to both our direct health care competitors and the high performance reference group mentioned earlier.

These long-term measures are all taken into consideration without specific weighting. In aggregate, they provide the Committee with a relative performance rating of Abbott to peers on a one-, three- and five-year period. Then, starting with the independent compensation consultant's recommendations regarding target or reference levels of appropriate long-term incentive by individual, the Committee determines grants for each individual based on their objective and subjective assessment of performance, progress against strategic milestones, and environmental factors, which affected the individual's or Company's performance.

It is important to note that while the Committee may target pay levels for a group of executives or a specific executive at, higher than, or below a certain performance percentile which the independent compensation consultant may forecast, the actual awards are made without knowledge of the actual long-term incentive awards made by competitors for the current performance period, since some elements of competitors' actual performance and their actual compensation awards for the current performance period are unknown at the time of award. The independent compensation consultant's long-term incentive information always reflects prior performance periods, so it is impossible at the time of the award to precisely predict where actual pay decisions will leave Abbott's executive officers in comparison to others.

Long-Term Incentives – Equity Awards

Based on the Committee's assessment of performance, the goals of the Company's long-term incentive program, each individual's relative performance against his or her pre-determined goals, current outstanding awards held by the officers and the recommendation of its independent compensation consultant, the Committee delivered long-term incentive awards that were intended to, in aggregate, reflect performance at the median of the health care peer comparison group.

Applying these standards, the Committee determined the value for each named officer and made the awards reported in the Summary Compensation Table of this proxy statement. Further, the Committee determined, in 2012, based on market practice, advice from its independent compensation consultant and in consideration of the recommendations of institutional shareholders, the long-term incentive award for named officers should be in the form of 25 percent stock options and 75 percent performance-vested shares.

Abbott's policy with respect to its annual equity award for all employees, including the Chief Executive Officer, executive officers and all other officers of the Company, is to grant this award and set the grant price at the same time each year, at the Compensation Committee's regularly scheduled February meeting. These meeting dates are generally the third Friday of February and are scheduled two years in advance. In 2012, the annual grant was dated and the grant price set on February 17th. The historical practice for setting the grant price is the average of the highest and lowest trading price of a common share on the date of the grant (rounded up to the next even penny). The grant price for the 2012 annual grant was set at $56.26. The high, low and closing price of an Abbott common share on February 17th was $56.48, $56.04 and $56.36, respectively.

In establishing criteria for performance vesting shares, the Committee considered the recommendation of its independent compensation consultant, and the fact that the secondary comparison of "High-Performance Companies" is currently defined by five-year average return on equity of 18 percent or greater.

Accordingly, the Committee established that performance-based stock awards granted in 2012 be earned (vested) over a period of up to five years, with not more than one-third of the award vesting in any one year, dependent upon the Company achieving an annual return on equity threshold of 18 percent from continuing operations adjusted for specified items per the quarterly earnings releases (which is currently above the median of Abbott's Standard Industrial Classification peer group).

The Incentive Stock Program requires that performance goals be equitably adjusted to reflect the separation of Abbott and AbbVie. For awards granted in 2011 and 2012 that are scheduled to vest in the future, the performance requirement will be dependent upon the Company achieving an annual return on equity threshold of 10 percent from continuing operations adjusted for specified items per the quarterly earnings releases.

If the thresholds are met in three of the five years, 100 percent of the performance shares will vest. If the thresholds are missed in all five years, 100 percent of the performance-based shares will be forfeited. Outstanding restricted shares receive dividends at the same rate as all other shareholders.

PERFORMANCE GOALS

Abbott's payment of annual bonuses to each of its named officers is subject to the achievement of financial and other performance goals, which are described below with respect to the 2012 fiscal year.

Financial Goals

Each officer carried a financial goal of Adjusted Diluted EPS that comprised 20% of his or her total goals. In addition to EPS, most officers had other financial goals specific to each officer's area of responsibility. The process of determining annual bonus awards allows for the Committee's discretion, since many goals cannot be reduced to formulaic, numerical targets, or anticipated in advance. The following comprised the financial goals, considered in the aggregate, in determining each named officer's bonus.

DISCUSSION OF NAMED OFFICERS
2012 Financial and Other Goals

FINANCIAL GOALS

Name	Goal and Expected Result		Results Achieved

Miles D. White	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Sales of $40.14 Billion	B.	Sales of $39.87 Billion
	C.	Adjusted Net Income of $7.92 Billion	C.	Adjusted Net Income of $8.12 Billion
	D.	Adjusted Return on Assets of 16.4%	D.	Adjusted Return on Assets of 16.4%
	E.	Adjusted Return on Equity of 29.5%	E.	Adjusted Return on Equity of 29.8%

Thomas C. Freyman	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Adjusted Return on Assets of 16.4%	B.	Adjusted Return on Assets of 16.4%
	C.	Adjusted Return on Equity of 29.5%	C.	Adjusted Return on Equity of 29.8%

Richard A. Gonzalez	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Pharmaceutical Products Group Adjusted Sales of $23,903MM	B.	Achieved – $24,384MM
	C.	Achieve Pharmaceutical Products Group Adjusted Operating Margin of $8,214MM	C.	Achieved – $8,787MM
	D.	Achieve Pharmaceutical Products Group Plan Gross Margin of 70.8%	D.	Achieved – 72.3%

Laura J. Schumacher	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07

Carlos Alban	A.	Adjusted Diluted EPS of $4.99	A.	Adjusted Diluted EPS of $5.07
	B.	Achieve Proprietary Pharmaceuticals Division Adjusted Sales of $17,752MM	B.	Achieved $18,494MM
	C.	Achieve Proprietary Pharmaceuticals Division Adjusted Operating Margin of $7,535MM	C.	Achieved $8,144MM
	D.	Achieve Proprietary Pharmaceuticals Group Plan Gross Margin of 74.2% and 2013 Gross Margin commitment of 77.0%	D.	Achieved – 75.7% Achieved – 78.4%

OTHER GOALS

Miles D. White

Complete the launch of AbbVie and reposition Abbott as a diversified healthcare company comprised of four roughly equal-sized businesses; position the company for future growth by developing and launching numerous new products in the established pharmaceuticals, diagnostics, medical devices, and nutrition businesses; achieve strategic objectives for the proprietary pharmaceutical business; execute strategies supporting growth in emerging markets; involvement in external and civic engagements; development of key senior management talent.

Results: Mr. White achieved the above goals in all material aspects.

Thomas C. Freyman

Deliver new SAP platform; execute separation of Abbott into two independent companies by the end of 2012; submit plan to streamline international back office operations by March 31st and execute 2012 approved actions; support appropriate valuation of the Company given growth prospects through investor relations activities.

Results: Mr. Freyman achieved the above goals in all material aspects.

Richard A. Gonzalez

Execute commercial plan and product enhancements for key brands; secure key strategic high quality pipeline assets for sourced innovation by the end of 2012, through either in-licensed product(s) or business acquisitions; advance existing pipeline assets by achieving key milestones; implement a comprehensive set of actions to increase pipeline probability of success and internal rate of return; achieve separation into an independent publicly-traded pharmaceutical company by the end of 2012; meet key talent attraction and retention targets; create and implement organizational design of new Strategic Projects Office and Transition Office functions by the date of Company separation.

Results: Mr. Gonzalez achieved the above goals in all material aspects.

Laura J. Schumacher

Successfully resolve key litigation matters; achieve proprietary pharmaceutical pipeline enhancement objectives; execute separation of Abbott into two independent companies by the end of 2012; achieve key compliance initiatives.

Results: Ms. Schumacher achieved the above goals in all material aspects.

Carlos Alban

Achieve key product milestones; implement patient support programs by December 2012; execute market development activities; secure key strategic high quality pipeline assets for sourced innovation by the end of 2012; achieve separation into a publicly-traded pharmaceutical company by the end of 2012; develop and execute strategic initiatives in response to changing healthcare environment; create innovative and differential development opportunities for top talent; meet internal and external talent objectives.

Results: Mr. Alban achieved the above goals in all material aspects.

GOAL PERFORMANCE AND 2012 COMPENSATION DECISIONS

The individual goals described above are determined at the beginning of the year as part of the Company's annual performance and compensation planning process. The Committee considers, both at the Company and individual level, achievement with respect to these goals, as well as the performance of the individual overall with respect to all matters not specifically defined in the pre-determined goals, including leadership competencies and other individual contributions to Company performance on a qualitative basis. Additionally, the Committee may also consider unforeseen circumstances or developments (in the Company, marketplace, and/or the global economy) that may have affected performance.

For each participant, a target bonus is set as follows:

Base Salary * Target Bonus Percentage = Target Bonus Amount

To determine each individual's annual bonus, the Committee considered the executive's target bonus, expressed as a percentage of base pay, and made its final determination of the appropriate award at, above or below the target, considering all of these factors, and in consultation with its independent compensation consultant. While the review is comprehensive, it is not solely formulaic.

In each case, for all of the named officers, and furthermore, all other executive officers not subject to this disclosure, there were multiple levels of review of the proposed award. For the CEO, the Compensation Committee and the independent compensation consultant reviewed the proposed compensation. For the other named officers and other executive officers not subject to this disclosure, the CEO, Compensation Committee and the Committee's independent compensation consultant reviewed the proposals.

Actual bonuses were above the target based on a comprehensive review of individual and corporate performance by the Committee, and its independent compensation consultant.

Miles D. White

The Committee's pay decisions for Mr. White reflect his performance, including delivering strong earnings, stock price and cash flow results, continuing growth and expansion of all of Abbott's businesses, and leading the process to establish two separately traded public companies. Effective February 15, 2013, Mr. White was awarded a bonus of $4,700,000, which was above his target bonus of 200 percent of base pay. Effective February 17, 2012, he received long-term incentives, including a 302,500 share stock option grant and a 167,600 share performance-vesting restricted stock award.

Thomas C. Freyman

Effective February 15, 2013, Mr. Freyman was awarded a bonus of $1,270,000, which was above his target bonus of 110 percent of base pay. Effective March 1, 2013, Mr. Freyman was provided a

3% merit increase, to a base rate of $975,101. Effective December 13, 2012, he received a discretionary cash bonus of $1,200,000 in recognition of performance related to the business separation. Effective February 17, 2012, he received long-term incentives, including a 107,300 share stock option grant and a 59,400 share performance-vesting restricted stock award.

Richard A. Gonzalez

Effective February 15, 2013, Mr. Gonzalez was awarded a bonus of $2,500,000 which was above his target bonus of 105 percent of base pay. Effective February 17, 2012, he received long-term incentives, including a 107,300 share stock option grant and a 59,400 share performance-vesting restricted stock award. Effective December 1, 2012, in connection with the transfer of certain key senior executives to AbbVie, Mr. Gonzalez's base salary was set at $1,500,000.

Laura J. Schumacher

Effective February 15, 2013, Ms. Schumacher was awarded a bonus of $1,270,000, which was above her target bonus of 110 percent of base pay. Effective December 13, 2012, she received a discretionary cash bonus of $1,100,000 in recognition of performance related to the business separation. Effective February 17, 2012, she received long-term incentives, including a 79,800 share stock option grant and a 44,200 share performance-vesting restricted stock award. Effective December 1, 2012, in connection with the transfer of certain key senior executives to AbbVie, Ms. Schumacher's base salary was set at $900,000. She also received a 30,755 share performance-vesting restricted stock award, which converted 100 percent to AbbVie performance-vesting restricted stock at separation. The award will cliff vest after January 1, 2016 subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria.

Carlos Alban

Effective February 15, 2013, Mr. Alban was awarded a bonus of $675,000, which was above his target bonus of 100 percent of base pay. Effective January 31, 2013, he received a discretionary cash bonus of $300,000, which was earned and accrued for in 2012, in recognition of performance related to the business separation. Effective February 17, 2012, he received long-term incentives, including a 48,100 share stock option grant and a 26,700 share performance-vesting restricted stock award. Effective December 1, 2012, in connection with the transfer of certain key senior executives to AbbVie, Mr. Alban's base salary was set at $710,000. He also received a 18,453 share performance-vesting restricted stock award, which converted 100 percent to AbbVie performance-vesting restricted stock at separation. The award will cliff vest after January 1, 2016 subject to continued employment with AbbVie and the satisfaction of AbbVie performance criteria.

Post Termination and Other Benefits

Each of the benefits described below was chosen to support the Company's objective of providing a total competitive pay program. Individual benefits do not directly affect decisions regarding other benefits or pay components, except to the extent that all benefits and pay components must, in aggregate, be competitive, as previously discussed. Mr. Gonzalez, who had retired from Abbott in 2007, returned to work at Abbott in 2009. Upon his return to Abbott, Mr. Gonzalez did not become an active participant in any of Abbott's employee benefits plans. Instead, he continued to receive previously earned Abbott retiree benefits, including pension and retiree healthcare benefits through December 31, 2012. AbbVie will assume responsibility for providing post termination and other benefits for the named officers who transferred to AbbVie as part of the business separation.

Retirement Benefits

The named officers participate in two Abbott-sponsored defined benefit plans: the Abbott Laboratories Annuity Retirement Plan and the Abbott Laboratories Supplemental Pension Plan. These plans are described in greater detail in the section of the proxy statement captioned "Pension Benefits."

Since officers' Supplemental Pension Plan benefits cannot be secured in a manner similar to qualified plans, which are held in trust, officers receive an annual cash payment equal to the increase in present value of their Supplemental Pension Plan benefit. Officers have the option of depositing these annual payments to an individually established grantor trust, net of tax withholdings. Deposited amounts may be credited with the difference between the officer's actual annual trust earnings and the rate used to calculate trust funding (currently 8 percent). Amounts deposited in the individual trusts are not tax deferred. In 2012, since amounts contributed to the trust had already been taxed, Abbott remitted the tax owed on the income earned by the trust or any Company funded adjustment paid to the trust, thus preserving the parity of the benefit to those payable under the Annuity Retirement Plan. As noted previously, beginning in 2013, officers will not receive tax gross-ups on their grantor trusts. The manner in which the grantor trust will be distributed to an officer upon retirement from the Company generally follows the manner elected by the officer under the Annuity Retirement Plan. Should an officer (or the officer's spouse depending upon the pension distribution method elected by the officer under the Annuity Retirement Plan) live beyond the actuarial life expectancy age used to determine the Supplemental Pension Plan benefit, and therefore exhaust the trust balance, the Supplemental Pension Plan benefit will be paid to the officer by Abbott.

Deferred Compensation

Officers of the Company, like all U.S. employees, are eligible to defer a portion of annual base salary, on a pre-tax basis, to the Company's qualified 401(k) plan, up to the IRS contribution limits. Officers are also eligible to defer up to 18 percent of their base salary, less contributions to the 401(k) plan, to a non-qualified plan. All U.S. employees may defer up to 18 percent as well, subject to IRS limits. One hundred percent (100 percent) of annual incentive awards earned under the Company's Performance Incentive Plan are also eligible for deferral to a non-qualified plan. Officers may defer these amounts to unfunded book accounts or choose to have the amounts paid in cash on a current basis and deposited into individually established grantor trusts, net of tax withholdings. These amounts are credited annually with earnings. As noted previously, beginning in 2013 officers will not receive tax gross-ups on their grantor trusts. In 2012, since amounts contributed to the trusts had already been taxed, Abbott remitted the tax owed on the income earned by the trusts or any Company funded adjustment paid to the trusts. Officers elect the manner in which the assets held in their grantor trusts will be distributed to them upon retirement or other separation from the Company.

Change in Control Arrangements

As described previously, Mr. White does not have a change in control agreement. The other named officers have change in control agreements, the purpose of which is to aid in retention and recruitment, encourage continued attention and dedication to assigned duties during periods involving a possible change in control of the Company, and to protect the earned benefits of the officer against adverse changes resulting from a change in control. The level of payments provided under the agreements is established to be consistent with market practices as confirmed by data provided to the Committee by its independent compensation consultant. These arrangements are described in greater detail in the section of the proxy captioned "Potential Payments upon Termination or Change in Control."

Financial Planning

Named officers are eligible for up to $10,000 of annual costs associated with estate planning advice, tax preparation and general financial planning fees. If an officer chooses to utilize this benefit, fees for services received up to the annual allocation are paid by the Company and are treated as imputed income to the officer, who then is responsible for payment of all taxes due on the fees paid by the Company.

Company Automobile

Named officers are eligible for use of a Company-leased vehicle, with a lease term of 50 months. Seventy-five percent (75 percent) of the cost of the vehicle is imputed to the officer as income for federal income tax purposes.

Company Aircraft

Non-business related flights on corporate aircraft by Messrs. White and Freyman are covered by time-sharing lease agreements, pursuant to which certain costs associated with those flights are reimbursed by the executives to the Company in accordance with Federal Aviation Administration regulations.

Disability Benefit

In addition to Abbott's standard disability benefits, the named officers are eligible for a monthly long-term disability benefit, which is described in greater detail in the section of the proxy captioned, "Potential Payments upon Termination or Change in Control."

SHARE OWNERSHIP GUIDELINES

To further promote sustained shareholder return and to ensure the Company's executives remain focused on both short- and long-term objectives, the Company has established share ownership guidelines. Each officer has five years from the date appointed/elected to his/her position to achieve the ownership level associated with the position. The share ownership requirements are 175,000 shares for the Chief Executive Officer; 50,000 shares for Executive Vice Presidents and Senior Vice Presidents and 25,000 shares for all other officers. All named officers meet or substantially exceed the guidelines.

As provided in Abbott's Incentive Stock Program, no award may be assigned, alienated, sold or transferred otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order or as permitted by the Committee for estate planning purposes, and no award and no right under any award, may be pledged, alienated, attached or otherwise encumbered. All members of senior management, including the Company's executive officers and certain other employees, are required to clear any transaction involving Company stock with the General Counsel prior to entering into such transaction.

COMPLIANCE

The Performance Incentive Plan and Incentive Stock Program, which are described above, are intended to comply with Internal Revenue Code Section 162(m) to ensure deductibility.

The Committee reserves the flexibility to take actions that may be based on considerations in addition to tax deductibility. The Committee believes that shareholder interests are best served by not restricting the Committee's discretion and flexibility in crafting compensation programs, even if such programs may result in certain non-deductible compensation expenses. Accordingly, the Committee may from time to time approve components of compensation for certain officers that are not deductible.

While the Committee does not anticipate there would ever be circumstances where a restatement of earnings upon which any incentive plan award decisions were based would occur, the Committee, in evaluating such circumstances, has discretion to take all actions necessary to protect the interests of shareholders up to and including actions to recover such incentive awards. Such circumstances have never occurred.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board is primarily responsible for reviewing, approving and overseeing Abbott's compensation plans and practices, and works with management and the Committee's independent consultant to establish Abbott's executive compensation philosophy and programs. The Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee

W. J. Farrell, Chairman, R. S. Austin, E. M. Liddy, W. A. Osborn, and S. C. Scott III

Compensation Risk Assessment

During 2012, Abbott, through its Human Resources department in coordination with Internal Audit, conducted a risk assessment of its compensation policies and practices for employees, including those related to its executive compensation programs. Abbott's risk assessment included a qualitative and quantitative analysis of its employee compensation and benefit programs, including those for its executive officers. Abbott also considered how these programs compare, from a design perspective, to programs maintained by other companies. Based on this assessment, Abbott determined its compensation and benefit programs appropriately incentivize employees and any risks arising from its compensation policies and practices are not reasonably likely to have a material adverse effect on Abbott. The following factors were among those considered in making this determination:

  •
  Abbott's long-established compensation structure has contributed to a corporate culture that encourages employees to regard Abbott as a career employer. For example, Abbott's U.S. employees participate in an Abbott sponsored defined benefit pension plan. Equity awards (discussed in more detail below) also vest over multi-year periods. Both forms of compensation encourage Abbott employees to consider the long-term impact of their decisions and align their interests with those of Abbott's shareholders.

  •
  Abbott's long-term incentive program focuses executives on longer-term operating performance and shareholder returns. In 2012, Abbott's named officers received roughly two-thirds of their total compensation in the form of long-term equity incentives (25% of which are stock options, vesting over multi-year periods and 75% of which are performance awards, which vest over a period of up to five years with not more than one-third of the award vesting in any one year). Abbott's officers do not receive any of their long-term incentive compensation in cash.

  •
  Abbott's annual incentive program places an appropriate weighting on earnings achievement by balancing it with other factors. Since earnings are a key component of stock price performance, this aspect of Abbott's compensation plan also promotes alignment with shareholder interests.

  •
  Abbott makes equity awards and sets grant prices at the same time each year, at the compensation committee's regularly scheduled meeting. In addition, Abbott does not award discounted stock options or immediately vesting stock options or restricted stock.

  •
  Abbott has share ownership guidelines for its officers, which promotes alignment with shareholder interests.

  •
  Abbott's compensation committee has the ability to exercise downward discretion in determining annual incentive plan payouts. Historically, and in 2012, the compensation committee exercised its discretion to deliver annual incentive plan awards below the maximums.

  •
  Abbott requires mandatory training on its codes of conduct and policies and procedures to educate its employees on appropriate behaviors and the consequences of taking inappropriate actions.

  •
  Abbott does not include certain design features that may have the potential to encourage excessive risk-taking, including: over-weighting toward annual incentives, highly leveraged payout curves, unreasonable thresholds, and steep payout cliffs at certain levels that may encourage short-term business decisions to meet payout thresholds.

This assessment was discussed with the compensation committee and its independent compensation consultant.

Performance Graph

The following graph compares the change in Abbott's cumulative total shareholder return on its common shares with the Standard & Poor's 500 Index and the Standard & Poor's 500 Health Care Index. Abbott's cumulative total shareholder returns have outperformed both the Standard & Poor's 500 Index and the Standard & Poor's 500 Health Care Index over the period shown on the following graph.

Summary Compensation Table

The following table summarizes compensation awarded to, earned by, or paid to the named officers. The section of the proxy statement captioned, "Compensation Discussion and Analysis – How Executive Pay Decisions Are Made" describes in greater detail the information reported in this table.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($) (1)	Option Awards ($) (2) (3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (5) (6)	All Other Compensation ($) (7)	Total ($)

Miles D. White,	2012	$1,900,000	$0		$9,429,176	$2,057,000	$4,700,000	$6,162,947	$869,713	$25,118,836
Chairman of the Board,
Chief Executive Officer	2011	1,900,000	0		9,759,558	1,835,981	4,200,000	5,419,080	896,283	24,010,902
and Director
	2010	1,893,371	0		10,897,000	2,725,800	3,700,000	5,540,384	807,728	25,564,283

Thomas C. Freyman,	2012	946,700	1,200,000	(8)	3,341,844	729,640	1,270,000	2,049,188	126,406	9,663,778
Executive Vice
President, Finance	2011	946,700	0		2,855,661	537,649	1,270,000	2,211,250	126,452	7,947,712
and Chief Financial
Officer	2010	941,923	0		4,979,929	804,804	1,200,000	1,517,254	123,392	9,567,302

Richard A. Gonzalez	2012	863,942	0		3,341,844	729,640	2,500,000	64,503	449,288	7,949,217
Executive Vice President,
Pharmaceutical	2011	825,000	0		1,826,132	343,273	1,230,000	882,988	445,446	5,552,839
Products Group
	2010	742,080	300,000	(9)	5,135,240	0	848,900	312,256	262,033	7,600,509

Laura J. Schumacher	2012	831,682	1,100,000	(8)	4,486,690	576,809	1,270,000	1,771,306	156,261	10,192,748
Executive Vice President,
General Counsel	2011	827,500	0		1,905,327	358,225	1,180,000	1,138,123	158,318	5,567,493
and Secretary
	2010	823,329	0		3,901,126	535,920	1,100,000	628,869	137,957	7,127,201

Carlos Alban	2012	615,769	300,000	(8)	2,702,141	331,473	675,000	1,801,009	104,278	6,529,670
Senior Vice President,
Proprietary Pharmaceuticals,
Global Commercial Operations

(1)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. Abbott determines grant date fair value by multiplying the number of shares granted by the average of the high and low market prices of an Abbott common share on the award's date of grant.

(2)
In accordance with the Securities and Exchange Commission's rules, the amounts in this column represent the aggregate grant date fair value of the awards in accordance with Financial Accounting Standards Board ASC Topic 718. These amounts include the grant date fair values of $34,169 and $4,393 attributable to replacement stock options issued in 2012 to L. J. Schumacher and C. Alban, respectively, with respect to original option grants made before 2005. Except for outstanding options that have a replacement option feature, options granted after 2004 do not include a replacement option feature. When the exercise price of an option with a replacement option feature is paid (or, in the case of a non-qualified stock option, when the option's exercise price or the withholding taxes resulting on exercise of that option are paid) with Abbott common shares held by the named officer, a replacement option may be granted for the number of shares used to make that payment. Abbott uses the closing price of an Abbott common share on the business day before the exercise to determine the number of shares required to exercise the related option and the exercise price of the replacement option. The replacement option is exercisable in full six months after the date of grant, and has a term expiring on the expiration date of the original option. Other terms and conditions of the replacement option award are the same in all material respects to those applicable to the original grant.

(3)
These amounts were determined as of the option's grant date using a Black-Scholes stock option valuation model. These amounts are being reported solely for the purpose of comparative disclosure in accordance with the Securities and Exchange Commission rules. There is no certainty that the amount determined using a Black-Scholes stock option valuation model would be the value at which employee stock options would be traded for cash. For options, other than the replacement options, the assumptions are the same as those described in Note 8 entitled "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplementary Data" in Abbott's 2012 Annual Report on Securities and Exchange Commission Form 10-K. For replacement options, the model used the following assumptions: expected volatility of 14%; dividend yield ranging between 2.4% and 2.6%; risk-free interest of 0.2%; and an option life equal to 60% of the option's remaining life.

(4)
This compensation is earned as a performance-based incentive bonus, pursuant to the 1998 Abbott Laboratories Performance Incentive Plan. Additional information regarding the Performance Incentive Plan can be found in the section of this proxy statement captioned, "Compensation Discussion and Analysis – How Executive Pay Decisions Are Made – Annual Bonus."

(5)
Except as provided below, the plan amounts shown below are reported in this column.

  For Messrs. White, Freyman, and Gonzalez and for Ms. Schumacher, the amounts shown alongside the officer's name are for 2012, 2011, and 2010, respectively. For Mr. Alban, the amount shown is for 2012.

  Abbott Laboratories Annuity Retirement Plan

  M. D. White: $177,433 / $153,557 / $150,820; T. C. Freyman: $210,536 / $210,878 / $125,416; R. A. Gonzalez: ($426,732) / $33,248 / $3,001; L. J. Schumacher: $129,541 / $85,875 / $37,903; and C. Alban: $204,199.

  Abbott Laboratories Supplemental Pension Plan

  M. D. White: $5,444,865 / $4,855,579 / $5,164,591; T. C. Freyman: $1,771,959 / $1,963,122 / $1,375,435; R. A. Gonzalez: ($4,420,361) / $743,082 / $245,389; L. J. Schumacher: $1,464,372 / $939,737 / $541,637; and C. Alban: $1,521,110.

  As required by the Securities and Exchange Commission's rules, the 2012 plan amounts shown above for R. A. Gonzalez are excluded from the total reported in this column.

  Non-Qualified Defined Contribution Plan Earnings

  The totals in this column include reportable interest credited under the 1998 Abbott Laboratories Performance Incentive Plan, the Abbott Laboratories 401(k) Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan).

  M. D. White: $540,649 / $409,944 / $224,973; T. C. Freyman: $66,693 / $37,250 / $16,403; R. A. Gonzalez: $64,503 / $106,658 / $63,866; L. J. Schumacher: $177,393 / $112,511 / $49,329; and C. Alban: $75,700.

(6)
The present value of a pension benefit is determined, in part, by the discount rate used for accounting purposes. As required by the Financial Accounting Standards Board, that discount rate is determined by reference to the prevailing market rate of interest. In 2012, interest rates declined and the discount rate used for the Annuity Retirement Plan and Supplemental Pension Plan was reduced to reflect that decline. A reduction in the discount rate increases the present value of participants' pensions while actual payments to be made to participants are not changed. The discount rate used for 2012 was 4.49%. The discount rate used for 2011 was 5.18%.

  The change in pension value included in this total is the result of the following factors: (i) the impact of changes in the actuarial assumptions Abbott uses to calculate plan liability for financial reporting purposes, primarily the change in discount rate, (ii) additional pension benefit accrual under the Annuity Retirement Plan and Supplemental Pension Plan, (iii) the impact of the time value of money on the pension value, and (iv) with respect to Mr. Gonzalez, payments made from these plans.

Name	2012 Change in Pension Value

	Change in Actuarial Assumptions	Total Change

M. D. White	$2,972,025	$5,622,298

T. C. Freyman	1,108,392	1,982,495

R. A. Gonzalez	966,024	(4,847,093)

L. J. Schumacher	745,660	1,593,913

C. Alban	470,148	1,725,309

(7)
The amounts shown below are reported in this column.

  For Messrs. White, Freyman, and Gonzalez and Ms. Schumacher, the amounts shown alongside the officer's name are for 2012, 2011, and 2010, respectively. For Mr. Alban, the amount shown is for 2012.

  Earnings, Fees and Tax Payments for Non-Qualified Defined Benefit and Non-Qualified Defined Contribution Plans (net of the reportable interest included in footnote 5).

  M. D. White: $392,759 / $416,263 / $352,026; T. C. Freyman: $45,320 / $46,438 / $43,730; R. A. Gonzalez: $154,681 / $72,623 / $76,225; L. J. Schumacher: $97,801 / $88,141 / $65,627; and C. Alban: $42,667.

  Each of the named officers' awards under the 1998 Abbott Laboratories Performance Incentive Plan is paid in cash to the officer on a current basis and may be deposited into a grantor trust established by the officer, net of maximum tax withholdings. Each of the named officers has also established grantor trusts in connection with the Abbott Laboratories Supplemental Pension Plan, the Abbott Laboratories 401(k)

  Supplemental Plan, and the 1986 Abbott Laboratories Management Incentive Plan (although none of the named officers currently receives awards under this plan). These amounts include the earnings (net of the reportable interest included in footnote 5), fees, and tax payments paid in connection with these grantor trusts.

  Employer Contributions to Defined Contribution Plans

  M. D. White: $95,000 / $95,000 / $94,669; T. C. Freyman: $47,335 / $47,335 / $47,096; R. A. Gonzalez: $0 / $0 / $0; L. J. Schumacher: $41,584 / $41,375 / $41,166; and C. Alban: $30,788.

  These amounts include employer contributions to both Abbott's tax-qualified defined contribution plan and the Abbott Laboratories 401(k) Supplemental Plan. The Abbott Laboratories 401(k) Supplemental Plan permits Abbott's officers to contribute amounts in excess of the limit set by the Internal Revenue Code for employee contributions to 401(k) plans up to the excess of (i) 18% of their base salary over (ii) the amount contributed to Abbott's tax-qualified 401(k) plan. Abbott matches participant contributions at the rate of 250% of the first 2% of compensation contributed to the Plan. The named officers have these amounts paid to them in cash on a current basis and deposited into a grantor trust established by the officer, net of maximum tax withholdings.

  Other Compensation

  Messrs. White's and Freyman's non-business related flights on corporate aircraft are covered by time-sharing lease agreements, pursuant to which they reimburse Abbott for certain costs associated with those flights in accordance with Federal Aviation Administration regulations. The following amounts are included in the totals in this column, which reflect Abbott's incremental cost less reimbursements for non-business related flights, M. D. White: $213,435 / $206,464 / $176,560; T. C. Freyman: $13,686 / $5,182 / $4,704; and R. A. Gonzalez: $294,607 / $372,823 / $185,808.

  Abbott determines the incremental cost for flights based on the direct cost to Abbott, including fuel costs, parking, handling and landing fees, catering, travel fees, and other miscellaneous direct costs.

  For Mr. White, the following costs associated with security are included: $168,519 / $178,556 / $184,473. Abbott determines the cost for these expenses based on its actual costs. The security is provided on the recommendation of an independent security study.

  Also included in the totals shown in the table is the cost of providing a corporate automobile less the amount reimbursed by the officer: T. C. Freyman: $17,280 / $17,497 / $17,862; L. J. Schumacher: $16,876 / $18,802 / $21,164; and C. Alban: $17,760.

  For Mr. Freyman, Ms. Schumacher, and Mr. Alban, the following costs associated with financial planning are included: T. C. Freyman: $2,785 / $10,000 / $10,000; L. J. Schumacher: $0 / $10,000 / $10,000; and C. Alban: $10,000.

  For Mr. Alban, $3,063 of relocation costs are included.

  The named officers are also eligible to participate in an executive disability benefit described on page 41.

(8)
Bonus paid in recognition of performance related to the business separation.

(9)
Bonus paid in 2010 to Mr. Gonzalez upon his appointment as Executive Vice President, Pharmaceutical Products Group.

2012 Grants of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards Target (#)		All Other Option Awards: Numbers of Securities Underlying Options (#)		Exercise or Base Price of Options Awards ($/Sh.)
									Closing Market Price on Grant Date
										Grant Date Fair Value of Stock and Option Awards
Name	Grant Date	Target ($)	Maximum ($)

M. D. White	02/17/12			167,600	(2)(3)					$9,429,176	(7)
	02/17/12					302,500	(5)	$56.26	$56.36	2,057,000	(8)

T. C. Freyman	02/17/12			59,400	(2)(3)					3,341,844	(7)
	02/17/12					107,300	(5)	56.26	56.36	729,640	(8)

R. A. Gonzalez	02/17/12			59,400	(2)(3)					3,341,844	(7)
	02/17/12					107,300	(5)	56.26	56.36	729,640	(8)

L. J. Schumacher	02/17/12			44,200	(2)(3)					2,486,692	(7)
	12/01/12			30,755	(4)					1,999,998	(7)
	02/17/12					79,800	(5)	56.26	56.36	542,640	(8)
	06/18/12					3,611	(6)	62.50	62.70	6,897	(8)
	06/19/12					165	(6)	62.70	62.87	317	(8)
	06/19/12					6,408	(6)	62.70	62.87	15,443	(8)
	07/30/12					4,011	(6)	66.39	66.60	11,512	(8)

C. Alban	02/17/12			26,700	(2)(3)					1,502,142	(7)
	12/01/12			18,453	(4)					1,199,999	(7)
	02/17/12					48,100	(5)	56.26	56.36	327,080	(8)
	07/23/12					2,482	(6)	65.06	64.64	4,393	(8)

(1)
During 2012, each of the named officers participated in the 1998 Abbott Laboratories Performance Incentive Plan, an annual, non-equity incentive plan. The annual cash incentive award earned by the named officer in 2012 under the plan is shown in the Summary Compensation Table under the column captioned, "Non-Equity Incentive Plan Compensation." No future payouts will be made under the plan's 2012 annual cash incentive award. The Performance Incentive Plan is described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis – How Executive Pay Decisions Are Made – Annual Bonus."

(2)
These are performance-based restricted stock awards that have a 5-year term and vest upon Abbott reaching a minimum return on equity target, with no more than one-third of the award vesting in any one year. In 2012, Abbott reached its minimum return on equity target and one-third of each of the awards made on February 17, 2012, vested on February 28, 2013. The equity targets are described in the section of the proxy statement captioned, "Compensation Discussion and Analysis – How Executive Pay Decisions Are Made – Long-Term Incentives – Equity Awards."

(3)
In the event of a grantee's death or disability or a change in control of Abbott, as defined in Abbott Laboratories' Incentive Stock programs, these awards are deemed fully earned. Outstanding restricted shares receive dividends at the same rate as all other shareholders.

(4)
L. J. Schumacher and C. Alban are officers of AbbVie. At the time of separation, these awards were converted into equivalent AbbVie awards. They will vest after January 1, 2016, subject to continued employment with AbbVie from the grant date through the vesting date and AbbVie reaching a minimum return on equity target for the period of 2013 through 2015.

(5)
One-third of the shares covered by these options are exercisable after one year; two-thirds after two years; and all after three years. The options vest in the event of the grantee's death or disability or a change in control of Abbott. Under the Abbott Laboratories 2009 Incentive Stock Program, these options have an exercise price equal to the average of the high and low market prices (rounded-up to the next even penny) of an Abbott common share on the date of grant. These options do not contain a replacement option feature.

(6)
These are replacement options. When the exercise price of an option with a replacement feature is paid (or, in the case of a non-qualified stock option, when the option's exercise price or the withholding taxes resulting on exercise of that option are paid) with Abbott common shares held by the named officer, a replacement option may be granted for the number of shares used to make that payment. Abbott uses the closing price of an Abbott common share on the business day before the exercise to determine the number of shares required to exercise the related option and the exercise price of the replacement option. The replacement option is exercisable in full six months after the date of grant, and has a term expiring on the expiration date of the original option. Other terms and conditions of the replacement option award are the same in all material respects to those applicable to the original grant.

(7)
Abbott determines the grant date fair value of stock awards by multiplying the number of restricted shares granted by the average of the high and low market prices of an Abbott common share on the grant date.

(8)
These values were determined as of the option's grant date using a Black-Scholes stock option valuation model. The model uses the assumptions described in Note 8, entitled, "Incentive Stock Program" of Abbott's Notes to Consolidated Financial Statements included under Item 8, "Financial Statements and Supplemental Data" in Abbott's 2012 Annual Report on Securities and Exchange Commission Form 10-K. The assumptions for replacement options are described in footnote 3 to the Summary Compensation table on pages 25 and 26.

2012 Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by the named officers at year-end.

	Option Awards (1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

M. D. White								66,667(2)	$ 4,366,689

								139,666(2)	9,148,123

								167,600(2)	10,977,800

	440,800			46.3400	02/17/15

	438,000			44.1600	02/16/16

	550,000			52.5400	02/15/17

	346,704			53.6000	02/19/14

	530,000			55.5600	02/14/18

	325,000			54.1400	02/19/19

	196,667	98,333(2)		54.5000	02/18/20

	98,234	196,466(2)		46.6000	02/17/21

		302,500(2)		56.2600	02/16/22

See footnotes on page 35.

	Option Awards (1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

T. C. Freyman						32,000(2)	$2,096,000

								19,800(2)	$1,296,900

								40,866(2)	2,676,723

								59,400(2)	3,890,700

	63,800			46.3400	02/17/15

	23,000			44.1600	02/16/16

	33,180			52.5500	02/19/14

	112,000			52.5400	02/15/17

	16,384			54.3000	02/19/14

	127,500			55.5600	02/14/18

	108,200			54.1400	02/19/19

	58,067	29,033(2)		54.5000	02/18/20

	28,767	57,533(2)		46.6000	02/17/21

		107,300(2)		56.2600	02/16/22

See footnotes on page 35.

	Option Awards (1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

R. A. Gonzalez						13,333(2)	$873,312

								26,133(2)	$1,711,712

								59,400(2)	3,890,700

		36,733(2)		46.6000	02/17/21

		107,300(2)		56.2600	02/16/22

See footnotes on page 35.

	Option Awards (1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

L. J. Schumacher						32,000(2)	$2,096,000

								13,200(2)	$864,600

								27,266(2)	1,785,923

								44,200(2)	2,895,100

								30,755(2)	2,014,453

	1,039			58.1600	02/19/14

	66,300			55.5600	02/14/18

	5,425			55.6600	02/19/14

	38,940			54.1400	02/19/19

	23,200	19,333(2)		54.5000	02/18/20

		38,333(2)		46.6000	02/17/21

		79,800(2)		56.2600	02/16/22

	3,611			62.5000	02/13/13

	165			62.7000	02/13/13

	6,408			62.7000	08/31/13

		4,011(2)		66.3900	02/19/14

See footnotes on page 35.

	Option Awards (1)					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

C. Alban						21,000(2)	$1,375,500

								7,867(2)	$515,289

								21,666(2)	1,419,123

								26,700(2)	1,748,850

								18,453(2)	1,208,672

	35,700			52.5400	02/15/17

	33,900			55.5600	02/14/18

	17,700			54.1400	02/19/19

	21,000			51.6800	10/14/19

	23,067	11,533(2)		54.5000	02/18/20

	15,267	30,533(2)		46.6000	02/17/21

		48,100(2)		56.2600	02/16/22

		2,482(2)		65.0600	02/13/13

See footnotes on page 35.

2012 Outstanding Equity Awards at Fiscal Year-End – (continued)

Footnotes to Outstanding Equity Awards table:

(1)
Except as noted, these options are fully vested.

(2)
The vesting dates of outstanding unexercisable stock options and unvested restricted stock awards at December 31, 2012 are as follows:

	Option Awards				Stock Awards

Name	Number of Unexercised Shares Remaining from Original Grant	Number of Option Shares Vesting – Date Vested 2013	Number of Option Shares Vesting – Date Vested 2014	Number of Option Shares Vesting – Date Vested 2015	Number of Restricted Shares	Number of Restricted Shares Vesting – Date Vested 2013		Number of Restricted Shares Vesting – Date Vested 2014	Number of Restricted Shares Vesting – Date Vested 2015

M. D. White	98,333	98,333 – 2/19			66,667		(a)

	196,466	98,233 – 2/18	98,233 – 2/18		139,666		(b)

	302,500	100,834 – 2/17	100,833 – 2/17	100,833 – 2/17	167,600		(c)

T. C. Freyman	29,033	29,033 – 2/19			32,000	32,000 – 2/19

	57,533	28,766 – 2/18	28,767 – 2/18		19,800		(a)

	107,300	35,767 – 2/17	35,766 – 2/17	35,767 – 2/17	40,866		(b)

					59,400		(c)

R. A. Gonzalez (e)	36,733	18,366 – 2/18	18,367 – 2/18		13,333	13,333 – 2/19

	107,300	35,767 – 2/17	35,766 – 2/17	35,767 – 2/17	26,133		(b)

					59,400		(c)

L. J. Schumacher (f)	19,333	19,333 – 2/19			32,000	32,000 – 2/19

	38,333	19,166 – 2/18	19,167 – 2/18		13,200		(a)

	79,800	26 ,600 – 2/17	26,600 – 2/17	26,600 – 2/17	27,266		(b)

	4,011	4,011 – 1/31			44,200		(c)

					30,755		(d)

C. Alban	11,533	11,533 – 2/19			21,000	21,000 – 2/19

	30,533	15,266 – 2/18	15,267 – 2/18		7,867		(a)

	48,100	16,034 – 2/17	16,033 – 2/17	16,033 – 2/17	21,666		(b)

	2,482	2,482 – 1/24			26,700		(c)

					18,453		(d)

(a)
These are the restricted shares that remained outstanding and unvested on December 31, 2012, from an award made on February 19, 2010. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and these shares vested on February 28, 2013.

(b)
These are the restricted shares that remained outstanding and unvested on December 31, 2012, from an award made on February 18, 2011. The award has a 5-year term with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and one-half of the unvested shares vested on February 28, 2013.

(c)
These are the restricted shares that remained outstanding and unvested on December 31, 2012, from an award made on February 17, 2012. The award has a 5-year term, with no more than one-third of the original award vesting in any one year upon Abbott reaching a minimum return on equity target, measured at the end of the relevant year. In 2012, Abbott reached its minimum return on equity target and one-third of these shares vested on February 28, 2013.

(d)
These are the restricted shares that remained outstanding and unvested on December 31, 2012, from an award made on December 1, 2012. These shares will vest after January 1, 2016 subject to continued employment with AbbVie through the vesting date and AbbVie's reaching a minimum return on equity target for the period 2013 through 2015.

(e)
The table above does not reflect stock options to purchase 320,367 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

(f)
The table above does not reflect stock options to purchase 213,752 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

2012 Option Exercises and Stock Vested

The following table summarizes for each named officer the number of shares the officer acquired on the exercise of stock options and the number of shares the officer acquired on the vesting of stock awards in 2012:

	Option Awards		Stock Awards

Name	Number of Shares Acquired On Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired On Vesting (#)	Value Realized On Vesting ($)

M. D. White	513,312	$5,907,143	213,166	$12,158,989

T. C. Freyman	137,875	1,840,455	65,634	3,743,763

R. A. Gonzalez(a)	219,192	830,128	43,066	2,518,415

L. J. Schumacher(b)	187,881	3,067,988	42,100	2,401,384

C. Alban	54,719	1,127,337	27,766	1,643,749

(a)
The table above does not reflect stock options to purchase 320,367 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

(b)
The table above does not reflect stock options to purchase 213,752 shares of Abbott common stock, which were transferred in a transaction exempt from Section 16 of the Securities Exchange Act of 1934 under Rule 16a-12.

Pension Benefits

During 2012, the named officers participated in two Abbott-sponsored defined benefit pension plans: the Abbott Laboratories Annuity Retirement Plan, a tax-qualified pension plan; and the Abbott Laboratories Supplemental Pension Plan, a non-qualified supplemental pension plan. The Supplemental Pension Plan also includes a benefit feature Abbott uses to attract officers who are at the mid-point of their career. This feature provides an additional benefit to officers who are mid-career hires that is less valuable to officers who have spent most of their career at Abbott. AbbVie has assumed responsibility for providing these benefits to Messrs. Gonzalez and Alban and Ms. Schumacher, who transferred to AbbVie as part of the business separation. Except as provided in Abbott's change in control agreements, Abbott does not have a policy granting extra years of credited service under the plans. These change in control agreements are described on pages 41 and 42.

The compensation considered in determining the pensions payable to the named officers is the compensation shown in the "Salary" and "Non-Equity Incentive Plan Compensation" columns of the Summary Compensation Table on page 25.

Annuity Retirement Plan

The Annuity Retirement Plan covers most employees in the United States, age 21 or older, and provides participants with a life annuity benefit at normal retirement equal to A plus the greater of B or C below.

A.
1.10% of 5-year final average earnings multiplied by years of benefit service after 2003.

B.
1.65% of 5-year final average earnings multiplied by years of benefit service prior to 2004 (up to 20); plus 1.50% of 5-year final average earnings multiplied by years of benefit service prior to 2004 in excess of 20 (but no more than 15 additional years); less

  0.50% of the lesser of 3-year final average earnings (but not more than the social security wage base in any year) or the social security covered compensation level multiplied by years of benefit service.

C.
1.10% of 5-year final average earnings multiplied by years of benefit service prior to 2004.

The benefit for service prior to 2004 (B or C above) is reduced for the cost of preretirement surviving spouse benefit protection. The reduction is calculated using formulas based on age and employment status during the period in which coverage was in effect.

Final average earnings are the average of the employee's 60 highest-paid consecutive calendar months of compensation (salary and non-equity incentive plan compensation). The Annuity Retirement Plan covers earnings up to the limit imposed by Internal Revenue Code Section 401(a)(17) and provides for a maximum of 35 years of benefit service.

Participants become fully vested in their pension benefit upon the completion of five years of service. The benefit is payable on an unreduced basis at age 65. Employees hired after 2003 who terminate prior to age 55 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55. Employees hired prior to 2004 who terminate prior to age 50 with at least 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 50. Employees hired prior to 2004 who terminate prior to age 50 with less than 10 years of service may choose to commence their benefits on an actuarially reduced basis as early as age 55.

The Annuity Retirement Plan offers several optional forms of payment, including certain and life annuities, joint and survivor annuities, and level income annuities. The benefit paid under any of these options is actuarially equivalent to the life annuity benefit produced by the formula described above.

Employees who retire from Abbott prior to their normal retirement age may receive subsidized early retirement benefits. Employees hired after 2003 are eligible for early retirement at age 55 with 10 years of service. Employees hired prior to 2004 are eligible for early retirement at age 50 with 10 years of service or age 55 if the employee's age plus years of benefit service total 70 or more. Messrs. White, Freyman, and Alban are eligible for early retirement benefits under the plan.

The subsidized early retirement reductions applied to the benefit payable for service after 2003 (A above) depend upon the participant's age at retirement. If the participant retires after reaching age 55, the benefit is reduced 5 percent per year for each year that payments are made before age 62. If the participant retires after reaching age 50 but prior to reaching age 55, the benefit is actuarially reduced from age 65.

The early retirement reductions applied to the benefit payable for service prior to 2004 (B and C above) depend upon age and service at retirement:

•
In general, the 5-year final average earnings portions of the benefit are reduced 3 percent per year for each year that payments are made before age 62 and the 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62.

•
Employees who participated in the plan before age 36 may elect "Special Retirement" on the last day of any month after reaching age 55 with age plus Seniority Service points of at least 94 or "Early Special Retirement" on the last day of any month after reaching age 55, provided their age plus Seniority Service points would reach at least 94 before age 65. Seniority Service includes periods of employment prior to attaining the minimum age required to participate in the plan. If Special Retirement or Early

  Special Retirement applies, Seniority Service is used in place of benefit service in the formulas. The 5-year final average earnings portions of the benefit in B above are reduced 1 2/3 percent for each year between ages 59 and 62 plus 2 1/2 percent for each year between ages 55 and 59. The 3-year final average earnings portion of the benefit is reduced 5 percent per year for each year that payments are made before age 62. Benefit C is payable on an unreduced basis at Special Retirement and is reduced 3 percent per year for each year that payments are made before age 62, if Early Special Retirement applies.

Supplemental Pension Plan

With the following exceptions, the provisions of the Supplemental Pension Plan are substantially the same as those of the Annuity Retirement Plan:

•
Officers' 5-year final average earnings are calculated using the average of the 5 highest years of base earnings and the 5 highest years of payments under Abbott's non-equity incentive plans.

•
The Annuity Retirement Plan does not include amounts deferred or payments received under the Abbott Laboratories Deferred Compensation Plan in its calculation of a participant's final average earnings. To preserve the pension benefits of Deferred Compensation Plan participants, the Supplemental Pension Plan includes amounts deferred by a participant under the Deferred Compensation Plan in its calculation of final average earnings. Beginning in the year following their election as an officer, Abbott officers are no longer eligible to defer compensation under the Deferred Compensation Plan.

•
In addition to the benefits outlined above for the Annuity Retirement Plan, officers are eligible for a benefit equal to 0.6% of 5-year final average earnings for each year of service for each of the first 20 years of service occurring after the participant attains age 35. The benefit is further limited by the maximum percentage allowed under the Annuity Retirement Plan under that plan's benefit formulas (A, B and C above). The portion of this additional officer benefit attributable to service prior to 2004 is reduced 3 percent per year for each year that payments are made before age 60. The portion attributable to service after 2003 is reduced 5 percent per year for each year that payments are made before age 60 if the participant is at least age 55 at early retirement. If the participant is under age 55 at retirement, the portion attributable to service after 2003 is actuarially reduced from age 65.

•
The Supplemental Pension Plan provides early retirement benefits similar to those provided under the Annuity Retirement Plan. The benefits provided to officers under the Supplemental Pension Plan are not, however, reduced for the period between age 60 and age 62, unless the benefit is being actuarially reduced from age 65. Messrs. White, Freyman, and Alban are eligible for early retirement benefits under the plan.

•
Vested plan benefits accrued under the Supplemental Pension Plan may be funded through a grantor trust established by the officer. Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, those officers who were elected prior to 2009 may have the entire amount of their vested plan benefits funded through a grantor trust. Officers elected after 2008 may only have the vested plan benefits that accrue following the calendar year in which the officer is first elected funded through a grantor trust. Vested plan benefits accrued through December 31, 2008, to the extent not previously funded, were distributed to the participants' individual trusts and included in the participants' income.

Benefits payable under the Supplemental Pension Plan are offset by the benefits payable from the Annuity Retirement Plan, calculated as if benefits under the plans commenced at the same time. The amounts paid to an officer's Supplemental Pension Plan grantor trust to fund plan benefits are actuarially determined. The plan is designed to result in Abbott paying the officer's Supplemental Pension Plan benefits to the extent assets held in the officer's trust are insufficient.

Pension Benefits

Name	Plan Name	Number Of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During Last Fiscal Year ($)

M. D. White	Abbott Laboratories Annuity Retirement Plan	28	$979,147	0

	Abbott Laboratories Supplemental Pension Plan	28	35,683,623	$1,473,918(2)

T. C. Freyman	Abbott Laboratories Annuity Retirement Plan	33	1,207,103	0

	Abbott Laboratories Supplemental Pension Plan	33	12,899,077	608,744(2)

R. A. Gonzalez(3)	Abbott Laboratories Annuity Retirement Plan	27	310,915	521,069

	Abbott Laboratories Supplemental Pension Plan	27	6,358,988	0

L. J. Schumacher	Abbott Laboratories Annuity Retirement Plan	22	439,630	0

	Abbott Laboratories Supplemental Pension Plan	22	4,517,121	219,656(2)

C. Alban	Abbott Laboratories Annuity Retirement Plan	26	592,259	0

	Abbott Laboratories Supplemental Pension Plan	26	3,083,654	181,047(2)

(1)
Abbott calculates these present values using: (i) a 4.49% discount rate, the same discount rate it uses for Financial Accounting Standards Board ASC Topic 715 calculations for financial reporting purposes; and (ii) each plan's unreduced retirement age, which is age 62 under the Abbott Laboratories Annuity Retirement Plan and age 60 under the Abbott Laboratories Supplemental Pension Plan for those officers who are eligible for early retirement benefits and is age 65 under both plans for other officers. The present values shown in the table reflect postretirement mortality, based on the Financial Accounting Standards Board ASC Topic 715 assumption (the RP2000 Combined Healthy table), but do not include a factor for preretirement termination, mortality, or disability.

(2)
Consistent with the distribution requirements of Internal Revenue Code Section 409A and its regulations, vested Supplemental Pension Plan benefits, to the extent not previously funded, were distributed to the participants' individual grantor trusts and included in the participants' income. Amounts held in the officer's individual trust are expected to offset Abbott's obligations to the officer under the plan. During 2012, the amounts shown, less applicable tax withholdings, were deposited in such individual trusts established by the named officers. Grantor trusts are described in greater detail in the section of the proxy statement captioned, "Compensation Discussion and Analysis – Goal Performance and 2012 Compensation Decisions – Retirement Benefits".

(3)
Mr. Gonzalez retired from Abbott in 2007 and began receiving payments from the Abbott Laboratories Annuity Retirement Plan and distributions from his Abbott Laboratories Supplemental Pension Plan grantor trust. When he returned to work at Abbott in 2009, these payments and distributions continued.

  A portion of Mr. Gonzalez's accumulated benefit under the Abbott Laboratories Annuity Retirement Plan was assigned to his ex-spouse in accordance with a qualified domestic relations order. The assigned amount is included in the "Payments During Last Fiscal Year" column above and Mr. Gonzalez no longer has any interest in that amount. A portion of Mr. Gonzalez's accumulated benefit under the Abbott Laboratories Supplemental Pension Plan also was assigned to his ex-spouse in accordance with a domestic relations order, resulting in the transfer of grantor trust assets of $5,196,751 to his ex-spouse. Mr. Gonzalez no longer has any interest in that amount. His ex-spouse will not accrue any additional pension benefits under any AbbVie or Abbott plan.

2012 Nonqualified Deferred Compensation

The following table summarizes L. J. Schumacher's non-qualified deferred compensation under the Abbott Laboratories Deferred Compensation Plan. Neither Ms. Schumacher nor Abbott have contributed to the plan since Ms. Schumacher became an Abbott officer. None of Abbott's other named officers has any non-qualified deferred compensation.

Name	Plan Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($) (3)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($) (4)

L. J. Schumacher(1)	Deferred Compensation Plan(2)	0	0	$38,624	0	$274,833

(1)
Ms. Schumacher's contributions to the Deferred Compensation Plan ceased after she became an Abbott officer.

(2)
The plan permits participants to defer up to 75 percent of their base salary and up to 100 percent of their annual cash incentives and credits a participant's account with an amount equal to the employer matching contributions that otherwise would have been made for the participant under Abbott's tax-qualified defined contribution plan. Participants may direct the investment of their deferral accounts into one or more of several funds chosen by the administrator, and the deferral and the deferral account is credited with investment returns based on the performance of the fund(s) selected. During 2012, the weighted average rate of return credited to Ms. Schumacher's account was 16.4 percent.

  The plan provides for cash distributions in either a lump sum or installments after separation from service and permits in-service withdrawals in accordance with specific procedures. Participants make distribution elections each year that apply to the deferrals to be made in the following calendar year, in accordance with the requirements of Internal Revenue Code Section 409A. Participants may request withdrawals due to financial hardship; if a hardship withdrawal is approved, it is limited to the amount needed to address the hardship.

(3)
The amounts reported in this column are not included in the Summary Compensation Table of this proxy statement.

(4)
The amounts reported in this column have not been previously reported as compensation in Abbott's Summary Compensation Tables because they relate to contributions made before Ms. Schumacher became a named officer.

Potential Payments Upon Termination or Change in Control

Potential Payments Upon Termination – Generally

Abbott does not have employment agreements with its named officers.

The following summarizes the payments that the named officers would have received if their employment had terminated on December 31, 2012. Earnings, fees, and tax payments would have continued to be paid for the named officer's Performance Incentive Plan, Management Incentive Plan, and Supplemental 401(k) Plan grantor trusts, until the trust assets were fully distributed and fees would have continued to be paid for the named officer's Supplemental Pension Plan grantor trust, until its assets were fully distributed. The amount of these payments would depend on the period over which the trusts' assets were distributed, tax rates, and the trusts' earnings and fees. If the trusts' assets were distributed over a ten-year period and based on current tax rates, earnings, and fees, the named officers would receive the following average annual payments over such ten-year period: M. D. White, $730,995; T. C. Freyman, $117,820; L. J. Schumacher, $273,114; and C. Alban, $125,588. Pursuant to an election made at the time of his retirement in 2007, R. A. Gonzalez trust assets began to be distributed over a 35-year period when he retired. Based on current tax rates, earnings and fees, and assuming the distributions continue during the remaining 30 years of the distribution period, he will receive an average annual payment of $127,698 over the distribution period. In addition, the following one-time deposits would have been made under the Abbott Laboratories Supplemental Pension Plan for each of the following named officers, respectively, M. D. White, $1,852,553; T. C. Freyman, $285,157; L. J. Schumacher, $565,860; and C. Alban, $2,014,030. As Messrs. White, Freyman, and Alban are eligible to retire, each of them would be eligible to begin to receive the pension benefits described on pages 37 to 38. If the termination of employment was due to disability, then the following named officers also would have received, in addition to Abbott's standard disability benefits, a monthly long-term disability benefit in the amount of $195,833 for M. D. White; $52,917 for T. C. Freyman; $52,917 for L. J. Schumacher; and $28,125 for C. Alban. This long-term disability benefit would continue for up to 18 months following termination of employment. It ends if the officer retires, recovers, dies or ceases to meet eligibility criteria.

In addition, if the named officer's employment had terminated due to death or disability, the officer's unvested stock options and restricted shares would have vested on December 31, 2012 with values as set forth below in the section captioned, "Accelerated Vesting of Equity Awards."

Potential Payments Upon Change in Control

Mr. White does not have a change in control agreement with Abbott.

Abbott has change in control arrangements with key members of its management team, in the form of change in control agreements for Abbott officers and a change in control plan for certain other management personnel. The agreements with Messrs. Freyman, Gonzalez and Alban and Ms. Schumacher are described below.

Each change in control agreement continues in effect until December 31, 2014, and can be renewed for successive two-year terms upon notice prior to the expiration date. If notice of non-renewal is given, the agreement will expire on the later of the scheduled expiration date and the one-year anniversary of the date of such notice. If no notice is given, the agreement will expire on the one-year anniversary of the scheduled expiration date. Each agreement also automatically extends for two years following any change in control (see below) that occurs while the agreement is in effect.

The agreements provide that if the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason (see below) within two years following a change in control of Abbott, the officer is entitled to receive a lump sum payment equal to three times the officer's annual salary and annual incentive ("bonus") award (assuming for this purpose that all target performance goals have been achieved or, if higher, based on the average bonus for the last three years), plus any unpaid bonus owing for any completed performance period and the pro rata bonus for any current bonus period (based on the highest of the bonus assuming achievement of target performance, the average bonus for the past three years, or in the case of the unpaid bonus for any completed performance period, the actual bonus earned). If the officer is terminated other than for cause or permanent disability or if the officer elects to terminate employment for good reason during a potential change in control (see below), the officer is entitled to receive a lump sum payment of the annual salary and bonus payments described above, except that the amount of the bonus to which the officer is entitled will be based on the actual achievement of the applicable performance goals. If the potential change in control becomes a "change in control event" (within the meaning of Section 409A of the Internal Revenue Code), the officer will be entitled to receive the difference between the bonus amounts the officer received upon termination during the potential change in control and the bonus amounts that would have been received had such amounts instead been based on the higher of the officer's target bonus or the average bonus paid to the officer in the preceding three years. Bonus payments include payments made under the Performance Incentive Plan. The officer will also receive up to three years of additional employee benefits (including welfare benefits; outplacement services and tax and financial counseling; and the value of three more years of pension accruals). If change in control-related payments and benefits become subject to the excise tax imposed under Section 4999 of the Internal Revenue Code, payments under the agreement will be reduced to prevent application of the excise tax if such a reduction would leave the executive in a better after-tax position than if the payments were not reduced and the tax applied. The agreements also limit the conduct for which awards under Abbott's incentive stock programs can be terminated and generally permit options to remain exercisable for the remainder of their term. Independent compensation consultants have confirmed that the level of payments provided under the agreements is consistent with current market practice.

For purposes of the agreements, the term "change in control" includes the following events: any person becoming the beneficial owner of Abbott securities representing twenty percent or more of the outstanding voting power (not including an acquisition directly from Abbott and its affiliates); a change in the majority of the members of the board of directors whose appointment was approved by a vote of at least two-thirds of the incumbent directors; and the consummation of certain mergers or similar corporate transactions involving Abbott. A "potential change in control" under the agreements includes, among other things, Abbott's entry into an agreement that would result in a change in control. Finally, the term "good reason" includes: a significant adverse change in the executive's position, duties, or authority; the company's failure to pay the executive's compensation or a reduction in the executive's base pay or benefits; or the relocation of the company's principal executive offices to a location that is more than thirty-five miles from the location of the offices at the time of the change in control.

If a change in control had occurred on December 31, 2012, immediately followed by one of the covered circumstances described above, Mr. Freyman, Mr. Gonzalez, Ms. Schumacher, and Mr. Alban would have been entitled to receive the following payments and benefits under the change in control agreements:

•
Mr. Freyman: Cash termination payments – $7,234,300; Additional Supplemental Pension Plan benefits – $943,354; Welfare and fringe benefits – $93,390.

•
Mr. Gonzalez: Cash termination payments – $9,598,900; Welfare and fringe benefits – $68,198.

•
Ms. Schumacher: Cash termination payments – $5,548,318; Additional Supplemental Pension Plan benefits – $977,177; Welfare and fringe benefits – $68,741.

•
Mr. Alban: Cash termination payments – $4,635,000; Additional Supplemental Pension Plan benefits – $3,586,270; Welfare and fringe benefits – $84,570.

The separation of AbbVie from Abbott was not a change in control under the agreements, and no payments or benefits were triggered in connection with the separation.

Effective January 1, 2013, AbbVie assumed the change in control agreements for Messrs. Gonzalez and Alban and Ms. Schumacher, as well as for certain other AbbVie officers.

Accelerated Vesting of Equity Awards

Under the Abbott Laboratories' Incentive Stock Programs, all outstanding stock options, restricted stock and restricted stock units granted prior to February 2013 vest upon a change in control, including performance-based restricted shares, which are deemed earned in full. These Programs, which were approved by Abbott's shareholders, cover approximately 14,000 participants, including a broad group of management and professional staff.

If a change in control had occurred on December 31, 2012:

•
Mr. White would have vested (1) in an aggregate of 597,299 unvested stock options with a value of $7,589,970, and (2) in an aggregate of 373,933 restricted shares with a value equal to $24,492,612.

•
Mr. Freyman would have vested (1) in an aggregate of 193,866 unvested stock options with a value of $2,398,189, and (2) in an aggregate of 152,066 restricted shares with a value equal to $9,960,323.

•
Mr. Gonzalez would have vested (1) in an aggregate of 144,033 unvested stock options with a value of $1,685,706, and (2) in an aggregate of 98,866 restricted shares with a value equal to $6,475,723.

•
Ms. Schumacher would have vested (1) in an aggregate of 141,477 unvested stock options with a value of $1,674,509, and (2) in an aggregate 147,421 restricted shares with a value equal to $9,656,076.

•
Mr. Alban would have vested (1) in an aggregate of 92,648 unvested stock options with a value of $1,149,473, and (2) in an aggregate of 95,686 restricted shares with a value equal to $6,267,433.

The value of stock options shown is based on the excess of the closing price of an Abbott common share on December 31, 2012 over the exercise price of such options, multiplied by the number of unvested stock options held by the named officer. The value of restricted shares shown is determined by multiplying the number of restricted shares that would vest as of December 31, 2012 and the closing price of an Abbott common share on December 31, 2012.

Approval Process for Related Person Transactions

It is Abbott's policy that the nominations and governance committee review, approve, or ratify any transaction in which Abbott participates and in which any related person has a direct or indirect material interest if such transaction involves or is expected to involve payments of $120,000 or more in the aggregate per fiscal year. Related person transactions requiring review by the nominations and governance committee pursuant to this policy are identified in:

•
questionnaires annually distributed to Abbott's directors and officers;

•
certifications submitted annually by Abbott officers related to their compliance with Abbott's Code of Business Conduct; or

•
communications made directly by the related person to the chief financial officer or general counsel.

In determining whether to approve or ratify a related person transaction, the nominations and governance committee will consider the following items, among others:

•
the related person's relationship to Abbott and interest in the transaction;

•
the material facts of the transaction, including the aggregate value of such transaction or, in the case of indebtedness, the amount of principal involved;

•
the benefits to Abbott of the transaction;

•
if applicable, the availability of other sources of comparable products or services;

•
an assessment of whether the transaction is on terms that are comparable to the terms available to an unrelated third party or to employees generally;

•
whether a transaction has the potential to impair director independence; and

•
whether the transaction constitutes a conflict of interest.

This process is included in the nominations and governance committee's written charter, which is available on the corporate governance section of Abbott's investor relations Web site (www.abbottinvestor.com). Abbott did not have any related person transactions in 2012 requiring nominations and governance committee approval under this policy.

Ratification of Deloitte & Touche LLP as Auditors (Item 2 on Proxy Card)

Abbott's By-Laws provide that the audit committee shall appoint annually a firm of independent registered public accountants to serve as auditors. In December 2012, to provide continuity and permit an orderly transition, the audit committee appointed Deloitte & Touche LLP to act as auditors for 2013. Deloitte & Touche LLP has served as Abbott's auditors since 2002. As discussed in the section captioned, "Change of Independent Public Accountants," the Audit Committee has approved the appointment of Ernst & Young LLP as Abbott's independent registered public accounting firm beginning with the fiscal year ending December 31, 2014.

Although the audit committee has sole authority to appoint auditors, it would like to know the opinion of the shareholders regarding its appointment of Deloitte & Touche LLP as auditors for 2013. For this reason, shareholders are being asked to ratify this appointment. If the shareholders do not ratify the appointment of Deloitte & Touche LLP as auditors for 2013, the audit committee will take that fact into consideration, but may, nevertheless, continue to retain Deloitte & Touche LLP.

The board of directors recommends a vote FOR ratification of the appointment of Deloitte & Touche LLP as auditors for 2013.

Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

Audit Fees and Non-Audit Fees

The following table presents fees for professional audit services by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, Limited, and their respective affiliates (the "Deloitte Entities") for the audit of Abbott's annual financial statements for the years ended December 31, 2012 and December 31, 2011, and fees billed for other services rendered by the Deloitte Entities during these periods.

	2012	2011
Audit fees: (1)	$17,978,000	$17,472,000
Audit related fees: (2)	9,083,000	956,000
Tax fees: (3)	186,000	737,000
All other fees: (4)	1,151,000	357,000

Total	$28,398,000	$19,522,000
(1)
The Deloitte Entities billed or will bill Abbott for professional services rendered for the audit of Abbott's annual financial statements, the review of Abbott's financial statements included in Abbott's quarterly reports, and the audits of Abbott's internal control over financial reporting, statutory and subsidiary audits, the review of documents filed with the Securities and Exchange Commission, and certain accounting consultations in connection with the audits.

(2)
Audit related fees include: accounting consultations and audits in connection with proposed acquisitions and divestitures; audits of certain employee benefit plans' financial statements; and, in 2012, audits and audit related services in connection with the separation of AbbVie from Abbott, including associated filings with the Securities and Exchange Commission.

(3)
Tax fees consist principally of professional services rendered by the Deloitte Entities for tax compliance and tax planning and advice including assistance with tax audits and appeals, and tax advice related to mergers and acquisitions.

(4)
All other fees primarily represent consulting services for an information technology project engagement Abbott entered with a firm before that firm's acquisition by a Deloitte Entity in 2011.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor

The audit committee has established policies and procedures to pre-approve all audit and permissible non-audit services performed by the Deloitte Entities.

Prior to engagement of the independent registered public accounting firm for the next year's audit, management will submit a schedule of all proposed services expected to be rendered during that year for each of four categories of services to the audit committee for approval.

Prior to engagement, the audit committee pre-approves these services by category of service. The fees are budgeted and the audit committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the audit committee requires specific pre-approval before engaging the independent registered public accounting firm.

The audit committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report any pre-approval decisions to the audit committee at its next scheduled meeting.

Change of Independent Public Accountants

As previously reported on Abbott's Current Report on Form 8-K, dated December 14, 2012, the Audit Committee approved the dismissal of Deloitte & Touche LLP ("Deloitte") as Abbott's independent registered public accountant, effective as of the date of Deloitte's completion of the audit services for the fiscal year ending December 31, 2013 and the filing of Abbott's 2013 Annual Report on Securities and Exchange Commission Form 10-K.

The reports of Deloitte on Abbott's consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle, and included explanatory paragraphs. The 2012 report included an explanatory paragraph regarding the distribution of the shares of AbbVie Inc. to the Company's shareholders and the Company's change to the year end of its foreign subsidiaries. The 2011 report included an explanatory paragraph regarding Abbott's change to the year end of its foreign subsidiaries and change to its presentation of comprehensive income during 2011.

During Abbott's fiscal years ended December 31, 2012, 2011 and 2010, and through February 15, 2013, (i) there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Securities and Exchange Commission Regulation S-K and the related instructions) between Abbott and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference to the subject matter of the disagreement in connection with its reports on the Company's consolidated financial statements for such years, and (ii) there were no "reportable events" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

On December 14, 2012, the Audit Committee approved the appointment of Ernst & Young LLP as Abbott's independent registered public accounting firm to perform independent audit services beginning with the fiscal year ending December 31, 2014. During Abbott's fiscal years ending December 31, 2012, 2011, and 2010, and through February 15, 2013, neither Abbott, nor anyone on its behalf, consulted Ernst & Young regarding either (i) application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the consolidated financial statements of Abbott, in any case where a written report or oral advice was provided to Abbott by Ernst & Young that Ernst & Young concluded was an important factor considered by Abbott in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a "reportable event" (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Report of the Audit Committee

Management is responsible for Abbott's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America, as well as expressing an opinion on the effectiveness of internal control over financial reporting. The Audit Committee reviews these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2012 Annual Report on Form 10-K with Abbott's management and its independent registered public accounting firm.

The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed pursuant to Auditing Standards Section AU 380 (Communication with Audit Committees), as amended, as adopted by the Public Company Accounting Oversight Board.

The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the firm's independence. The Audit Committee has also considered whether the provision of the services described on page 44 under the caption "Audit Fees and Non-Audit Fees" is compatible with maintaining the independence of the independent registered public accounting firm.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abbott's Annual Report on Form 10-K for the year ended December 31, 2012 filed with the Securities and Exchange Commission.

Audit Committee

R. S. Austin, chair, E. M. Liddy, N. McKinstry, S. C. Scott III, and G. F. Tilton

Say on Pay – An Advisory Vote on the Approval of Executive Compensation (Item 3 on Proxy Card)

Shareholders are being asked to approve the compensation of Abbott's named officers, as disclosed under Securities and Exchange Commission rules, including the compensation discussion and analysis, the compensation tables and related material included in this proxy statement.

In 2012, 92% of shareholders approved Abbott's Say on Pay proposal. However, after careful consideration of shareholder input and evaluation of market and governance best practices, Abbott made three significant changes to its compensation plans, as outlined on pages 15 and 16.

On January 1, 2013, Abbott separated its former research-based pharmaceuticals business to create AbbVie, a Fortune 200 biopharmaceutical company. Abbott is now a diversified healthcare company comprised of four roughly equal-sized businesses: established pharmaceuticals, medical devices, diagnostics and nutritional products. Returns for Abbott in 2012 were 20.3 percent, nearly twice the Dow Jones Industrial Average return of 10.2 percent and above the S&P 500 return of 16.0 percent. Additionally, Abbott achieved the company's 2012 financial and strategic goals in all material aspects, and has consistently performed among the best of its health care peers in sales and earnings growth over each of the last five years.

In terms of long-term performance, the company significantly outperformed the broader market on five-year total shareholder return. Total returns for Abbott on this basis were 37.1 percent, more than 2.5 times greater than the Dow Jones Industrial Average return of 13.8 percent and over four times higher than the S&P 500 return of 8.6 percent. Given the company's strong operational results and shareholder return, the Compensation Committee concluded the compensation reported herein was earned and appropriate. CEO direct compensation, including salary, bonus, and long-term incentives, increased by 2.2 percent in total, which was less than Abbott's budget of 3 percent for U.S. payroll merit increases. The specific details of Abbott's executive compensation program and compensation paid to the named officers are described on pages 14 through 21 of this proxy statement.

The independent Compensation Committee of the Board, with the counsel of its independent consultant, has thoroughly examined Abbott's programs, the company's performance related to our industry and high-performing peer group and market factors. The committee determined the specific pay decisions for the named officers are appropriate given the company's performance, the executives' contributions, and our shareholders' interests.

While this vote is advisory and non-binding, the board of directors and Compensation Committee value the opinion of the shareholders and will review the voting results, and take into account the results and our ongoing dialogue with shareholders when future compensation decisions are made.

Accordingly, the board of directors recommends that you vote FOR the approval of the named officers' compensation.

Shareholder Proposals

Six shareholder proposals have been received. Abbott is advised that the proposals will be presented for action at the Annual Meeting. The proposed resolutions and the statements made in support thereof, as well as the board of directors' statements in opposition to these proposals, are presented on the following pages.

The Board of Directors recommends that you vote AGAINST the proposals.

Shareholder Proposal on Genetically Modified Ingredients (Item 4 on Proxy Card)

David A. Rudd, c/o As You Sow, 1611 Telegraph Avenue, Suite 1450, Oakland, CA 94612, has informed Abbott that he intends to present the following proposal at the meeting and that he owns over $2,000 worth of Abbott common shares.

WHEREAS: Abbott Laboratories' uses genetically modified (GMO) ingredients in products of its nutritional lines of foods including in its nine Similac Soy Isomil Products intended for infants;

Our competitor, Gerber Products announced it would not allow genetically engineered (GE) corn or soybeans in any of their baby foods (7/99);

Investors are starting to scrutinize "off-balance sheet" liabilities, such as risks associated with activities harmful to human health and the environment that can impact long-term shareholder value;

The entire European Union, Australia, China, Japan, and Russia require GMO labeling, and several of the US states have passed or proposed similar labeling laws. According to a 2010 poll conducted by Reuter Thompson, more than 90 percent of Americans thought GMO-containing foods should be labeled;

An analysis of current toxicity protocols, Debate on GMOs Health Risks after Statistical Findings in Regulatory Tests. (Int J Biol Sci 2010; 6:590-598) calls for longer, more detailed, and transparent toxicological tests on GMOs or GE-foods;

The recently published peer reviewed study, "Long Term Toxicity of Roundup-Tolerant Genetically Modified Maize" (Food and Chemical Toxicology Sept. 2012) found that lab rats fed GMO NK603 over two year period had significantly shorter lifespans than controls due to increased tumor growth in the breasts, pituitary, and liver;

Some GE crops have been engineered with higher levels of toxins, such as Bacillus thuringiensis (Bt) a soil bacterium with insecticidal effects, to make them insect resistant that may involve the synthesis of natural carcinogens posing a public health risk. A 2011 study, reported the presence of pesticides associated with GM foods in both non-pregnant women and pregnant women and their fetuses;

RESOLVED: Shareholders request the Board of Directors to adopt a policy of removing genetically engineered crops, organisms, or products thereof from all nutritional products sold or manufactured by the company, whenever feasible, until long-term safety testing has shown that they are not harmful to humans, animals, and the environment; with the interim step of labeling and identifying these products that may contain these ingredients, and reporting to the shareholders, at reasonable cost and excluding proprietary information, on such policy and its implementation by October 2013.

Proponent's Statement in Support of Shareholder Proposal

We believe that this technology involves significant social, economic, and environmental risks. Our company should take a leadership position regarding sale of genetically engineered crops and foods. Failure to do so could leave our company financially liable and at risk of damage to its brand and reputation, should detrimental effects to public health or the environment appear in the future.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Genetically Modified Ingredients (Item 4 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott is committed to the safety of its nutritional products and providing solutions to improve the quality of life of our patients and consumers all over the world. Despite the proponent's reliance on limited and one-sided studies and polls, many well respected organizations and regulatory agencies—including the United States Food and Drug Administration, the American Medical Association, the European Food Safety Authority, Health Canada, the Food Standards Agency of Australia New Zealand, the World Health Organization and the Food and Agriculture Organization of the United Nations among others—have judged the science supporting the safety of genetically modified ingredients to be reliable.

Abbott follows a careful and comprehensive process to determine appropriate ingredients, based on a thorough evaluation of safety, sound science, quality and regulatory requirements. In contrast, the proponents seek to limit the use of ingredients that have been accepted and determined by global regulatory bodies as safe without regard to the issues of availability, consumer preference and in reliance on a small number of studies that do not represent scientific consensus.

As part of our ingredient selection process, it is necessary to consider the availability of ingredient supply. The large-scale production of certain genetically-modified crops has made it difficult to obtain enough non-GMO supply to meet global demand. Globally, countries have different preferences and requirements around the use and labeling of genetically-modified ingredients and Abbott fully complies with all local, regional and national standards related to the use and labeling of all ingredients.

Biotechnology has enabled farmers in the United States and worldwide to maintain and improve crop yields, helping farmers to be sustainable and meet the ever expanding demand for food. The subsequent increase in food products is particularly important for developing countries where nutrition is an ever-growing concern. Genetically modified crops also have the potential to offer greater resistance to insect infestation and plant disease, allowing for increased crop yields, less use of chemicals and cost to protect plants, and more affordable foods.

As a leader in nutrition, Abbott will continue to work to set the standard by delivering products that are grounded in science, meet or exceed regulatory requirements and address the needs and preferences of our consumers globally.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Lobbying Disclosure (Item 5 on Proxy Card)

The AFSCME Employees Pension Plan and six other proponents have informed Abbott that they intend to present the following proposal at the meeting. Abbott will provide the proponents' names and addresses to any shareholder who requests that information and, if provided by a proponent to Abbott, the number of Abbott common shares held by that proponent.

Whereas, corporate lobbying exposes our company to risks that could affect the company's stated goals, objectives, and ultimately shareholder value, and

Whereas, we rely on the information provided by our company to evaluate goals and objectives, and we, therefore, have a strong interest in full disclosure of our company's lobbying to assess whether our company's lobbying is consistent with its expressed goals and in the best interests of shareholders and long-term value.

RESOLVED, the shareholders of Abbott Laboratories ("Abbott") request that the Board authorize the preparation of a report, updated annually, disclosing:

1.
Company policy and procedures governing lobbying, both direct and indirect, and grassroots lobbying communications.

2.
Payments by Abbott used for (a) direct or indirect lobbying or (b) grassroots lobbying communications, in each case including the amount of the payment and the recipient.

3.
Abbott's membership in and payments to any tax-exempt organization that writes and endorses model legislation.

4.
Description of the decision making process and oversight by management and the Board for making payments described in section 2 above.

For purposes of this proposal, a "grassroots lobbying communication" is a communication directed to the general public that (a) refers to specific legislation or regulation, (b) reflects a view on the legislation or regulation and (c) encourages the recipient of the communication to take action with respect to the legislation or regulation. "Indirect lobbying" is lobbying engaged in by a trade association or other organization of which Abbott is a member.

Both "direct and indirect lobbying" and "grassroots lobbying communications" include efforts at the local, state and federal levels.

The report shall be presented to the Audit Committee of the Board or other relevant oversight committees of the Board and posted on the company's website.

Proponent's Statement in Support of Shareholder Proposal

As shareholders, we encourage transparency and accountability in the use of staff time and corporate funds to influence legislation and regulation both directly and indirectly. We believe such disclosure is in shareholders' best interests. Abbott is a member of the Chamber of Commerce, which is characterized as "by far the most muscular business lobby group in Washington" ("Chamber of Secrets," Economist, April 21, 2012). In 2010 and 2011, the Chamber spent $198 million on lobbying. Abbott does not disclose its trade association payments or the portions used for lobbying on its website. Absent a system of accountability, company assets could be used for objectives contrary to Abbott's long-term interests. Abbott spent approximately $9.5 million in 2010 and 2011 on direct federal lobbying activities, according to Senate disclosure reports. In 2011, Abbott also spent at least $1,027,355 in 18 states that require lobbying expenditure disclosure (according to state disclosure reports). These figures may not include grassroots lobbying to directly influence legislation by mobilizing public support or opposition and do not include lobbying expenditures to influence legislation or regulation in states that do not require disclosure.

We encourage our Board to require comprehensive disclosure related to direct, indirect, and grassroots lobbying.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Lobbying Disclosure (Item 5 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott's existing reporting, combined with extensive federal, state and local disclosure, provide transparency into and accountability regarding Abbott's lobbying activities. Preparation and maintenance of the report requested would expend company funds and resources to produce a document that would not provide meaningful additional insight into Abbott's lobbying activities. Such a waste of resources is not in the best interests of the Company or its shareholders.

In recognition of the interest of shareholders and other stakeholders in information about Abbott's lobbying activities, Abbott already provides extensive information about our political participation on the "Corporate Political Participation" page of our web site.(1) On this page, Abbott discusses the policies and procedures governing our efforts in the area. Abbott also provides links to where our federal quarterly lobbying disclosure reports can be found and posts semi-annual contribution reports, which list the candidates and organizations receiving contributions, as well as the amount of the contributions. Memberships in trade organizations to which Abbott pays dues of $100,000 or more per year are reported annually. Finally, Abbott describes the decision making process and the Board and Public Policy Committee oversight of our political participation activities, and expressly discloses that we do not currently make direct expenditures towards U.S. federal or state grassroots lobbying communications to the general public.

A significant amount of information is also readily available through other public sources. Payments made for direct federal lobbying consultants or third parties are calculated and included as part of Abbott's federal quarterly lobbying reports. In those states in which we have a registered lobbyist, reports are filed consistent with state law and are publicly available at the appropriate state agency, either in the state capitol or on the state's public web site. We and our registered lobbyists also report indirect contributions (such as payments for events honoring covered elected officials, or entities named for covered legislative officials, or an organization controlled by covered officials, etc.) as part of mandatory Form LD-203 filings, and payments made by Abbott for outside lobbying services are required to be disclosed by lobbyists on a Form LD-2. Both the Form LD-203 and Form LD-2 are available and searchable in the lobbying disclosure web sites of both the House of Representatives and the Senate.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

(1)
See http://www.abbott.com/global/url/content/en_US/70.20.35:35/general_content/General_Content_00170.htm.

Shareholder Proposal on Independent Board Chair (Item 6 on Proxy Card)

The International Brotherhood of Electrical Workers' Pension Benefit Fund, 900 Seventh Street, NW, Washington, DC 20001, has informed Abbott that it intends to present the following proposal at the meeting and that it owns 64,806 Abbott common shares.

RESOLVED: The shareholders of Abbott Laboratories (the "Company") urge the Board of Directors to adopt a policy that the Board's chairman be an independent director. The policy should be implemented so as not to violate any contractual obligation and should specify: (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

Proponent's Statement in Support of Shareholder Proposal

It is the responsibility of the Board of Directors to protect shareholders' long-term interests by providing independent oversight of management. By setting agendas, priorities and procedures, the position of Chairman is critical in shaping the work of the Board.

In our opinion, a board of directors is less likely to provide rigorous independent oversight of management if the chairman is the CEO, as is the case with our Company. CEO Miles D. White has served as both Chairman and CEO since 1999.

We believe that having a board chairman who is independent of the Company and its management is a governance practice that will promote greater management accountability to shareholders and lead to a more objective evaluation of management.

According to the Millstein Center for Corporate Governance and Performance (Yale School of Management), "The independent chair curbs conflicts of interest, promotes oversight of risk, manages the relationship between the board and CEO, serves as a conduit for regular communication with shareowners, and is a logical next step in the development of an independent board." (Chairing the Board: The Case for Independent Leadership in Corporate North America, 2009).

An NACD Blue Ribbon Commission on Directors' Professionalism recommended several years ago that an independent director should be charged with "organizing the board's evaluation of the CEO and provide ongoing feedback; chairing executive sessions of the board; setting the agenda and leading the board in anticipating and responding to crises." A blue-ribbon report from The Conference Board echoed that sentiment a few years later.

A number of institutional investors believe that a strong, objective board leader can best provide the necessary oversight of management. Thus, the California Public Employees' Retirement System's Global Principles of Accountable Corporate Governance recommends that a company's board should generally be chaired by an independent director, as does the Council of Institutional Investors. We thus believe that an independent director serving as chairman can help ensure the functioning of an effective board. We urge you to vote FOR this resolution.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Independent Board Chair (Item 6 on Proxy Card)

The Board recommends that you vote AGAINST the proposal.

Abbott's shareholders are best served by giving the Board flexibility to select the individual best suited to serve as Chairman. Effective corporate governance is not merely a "one size fits all" checklist, and it is unwise to place arbitrary constraints on the Board's ability to determine the most effective leadership structure for the Company.

At present, Abbott's shareholders are best served by Abbott's CEO also serving as the Chairman of the Board. With this structure, Abbott benefits from coherent leadership and direction for the Board and executive management, with clear accountability and a single focus for the chain of command to execute Abbott's strategic initiatives and business plans. In addition, the CEO's extensive industry expertise, leadership experience and familiarity with Abbott's complex business make him uniquely qualified to lead discussions on important matters affecting the Company. With the CEO both leading management and chairing the Board, Abbott continues to benefit from his strong leadership skills and strategic and operational insights throughout the entire continuum of challenges it faces—enabling a focused vision that encompasses the full range from long-term strategic direction to day-to-day operational execution.

The Board regularly reviews this leadership structure and has taken numerous measures to create a balanced governance structure that ensures substantial independent oversight of Abbott's management. The Board is composed of 11 individuals, all of whom, other than the Chairman, are independent, and all members of each of the key Board committees—namely, the Audit, Compensation, Nominations and Governance, and Public Policy Committees—are independent. This means that oversight of key matters, such as the integrity of Abbott's financial statements, executive compensation, the nomination of directors and evaluation of the Board and key committees is entrusted to independent directors. In addition, the CEO's performance is evaluated on an annual basis by the full board of independent directors. The Board and each of its committees have unrestrained access to management and the authority to retain independent advisors, as they deem appropriate.

In addition, the Board has appointed an independent Lead Director, who is elected by and from the independent board members. The Lead Director facilitates communications with the Board and presides over regularly conducted executive sessions and sessions where the Chairman is not present.

Indeed, Abbott's governance structure is consistent with the majority of S&P 500 companies.(1) In a separate survey of the 100 largest U.S. public, non-controlled companies that have equity securities listed on the NYSE or NASDAQ, only 9 have adopted an explicit policy of separating the offices of Chairman and CEO and only 12 have an independent chairman.(2)

Abbott's shareholders have repeatedly considered and rejected the proposal that the Company should adopt a policy requiring an independent Chairman. This proposal was most recently defeated at Abbott's 2012 Annual Meeting, with only 19.5% of shareholders voting in favor of the proposal. The same rationale for opposing this proposal continues to apply today: there are clear advantages to adopting a flexible, tailored approach to determining a company's governance structure.

Based on the foregoing, a policy that requires an independent Chairman is unnecessary and not in the best interests of Abbott and its shareholders.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

(1)
See http://content.spencerstuart.com/sswebsite/pdf/lib/Spencer-Stuart-US-Board-Index-2012_06Nov2012.pdf
(2)
See http://www.shearmancorpgov.com/corporategovernance/GenGovPrac2012#pg12

Shareholder Proposal on Equity Retention and Hedging (Item 7 on Proxy Card)

The AFL-CIO Equity Index Fund, c/o Chevy Chase Trust Investment Advisors, 7501 Wisconsin Avenue, Suite 1500 W. Bethesda, MD 20814, has informed Abbott that it intends to present the following proposal at the meeting and that it owns 315,964 shares of Abbott common stock.

RESOLVED: Shareholders of Abbott Laboratories (the "Company") urge the Compensation Committee of the Board of Directors (the "Committee") to adopt a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs until reaching normal retirement age or terminating employment with the Company. For the purpose of this policy, normal retirement age shall be defined by the Company's qualified retirement plan that has the largest number of plan participants. The shareholders recommend that the Committee adopt a share retention percentage requirement of at least 75 percent of net after-tax shares. The policy should prohibit hedging transactions for shares subject to this policy which are not sales but reduce the risk of loss to the executive. This policy shall supplement any other share ownership requirements that have been established for senior executives, and should be implemented so as not to violate the Company's existing contractual obligations or the terms of any compensation or benefit plan currently in effect.

Proponent's Statement in Support of Shareholder Proposal

Equity-based compensation is an important component of senior executive compensation at our Company. While we encourage the use of equity-based compensation for senior executives, we are concerned that our Company's senior executives are generally free to sell shares received from our Company's equity compensation plans. In our opinion, the Company's current share ownership guidelines for its senior executives do not go far enough to ensure that the Company's equity compensation plans continue to build stock ownership by senior executives over the long-term.

For example, according to the 2012 proxy statement, our Company's share ownership guidelines require the Chief Executive Officer (the "CEO") to hold 175,000 shares. In comparison, the CEO currently owns 1.2 million shares. In 2011, our Company granted the CEO 209,500 performance-based restricted stock and 294,700 stock options. In other words, the equivalent of one year's equity awards is nearly three times the Company's share ownership guidelines for the CEO. Furthermore, the CEO has an additional 3.6 million in equity awards that will vest over the next eight years.

Our proposal seeks to better link executive compensation with long-term performance by requiring a meaningful share retention ratio for shares received by senior executives from the Company's equity compensation plans. Requiring senior executives to hold a significant percentage of shares obtained through equity compensation plans until they reach retirement age will better align the interests of executives with the interests of shareholders and the Company. A 2009 report by the Conference Board Task Force on Executive Compensation observed that such hold-through-retirement requirements give executives "an ever growing incentive to focus on long-term stock price performance as the equity subject to the policy increases" (available at http://www.conference-board.org/pdf_free/ExecCompensation2009.pdf).

We believe that requiring senior executives to only hold shares equal to a set target loses effectiveness over time. After satisfying these target holding requirements, senior executives are free to sell all the additional shares they receive in equity compensation.

We urge shareholders to vote FOR this proposal.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Equity Retention and Hedging (Item 7 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Sensible share ownership guidelines balance the importance of aligning executives' and shareholders' interest against the need to allow executives to prudently manage their personal financial affairs. The Board believes that Abbott's current share ownership guidelines strike that balance effectively. By contrast, the proponent's proposal strikes no balance and would unnecessarily damage Abbott's ability to attract and retain talent. This would be acutely true in the competition for young and mid-career executive talent who would not be able to access the value of their shares for decades.

Abbott's current share ownership guidelines require the Chief Executive Officer to own 175,000 shares and Executive Vice Presidents and Senior Vice Presidents to own 50,000 shares within five years of their appointment. In each case, the officer is required to retain shares at this level until they retire. These share ownership guidelines are consistent with those adopted by Abbott's peer companies and by public companies generally and obviously aligns executives' financial success with those of other shareholders. All of Abbott's executive officers are in full compliance with these guidelines, and many exceed the guideline in practice. As indicated in this Proxy, the CEO holds approximately 25 times the CEO's base salary and the CFO holds approximately 15 times the CFO's base salary. Clearly, there is no lack of alignment between the interests of shareholders and senior management.

Moreover, as more fully described in the Compensation Discussion and Analysis section of this Proxy Statement, Abbott has crafted its compensation program so that approximately two-thirds of named executive officer compensation consists of long-term equity awards, 75% of which have performance-based vesting criteria. As such, the vast majority of executives' current income can only be earned in the future through meeting established performance criteria which are directly related to returns for all shareholders. Depriving executives of the ability to realize a reasonable benefit from increased shareholder value may undermine the alignment between shareholder and executive interest.

A requirement to hold 75% of net after-tax shares until retirement would impose upon executives a rigid requirement that would cause these individuals to adopt an anti-diversification approach to their personal finances. Clearly, this approach would never be suggested by any investment advisor. In the competitive marketplace for executive talent, a policy so restrictive could motivate critical executives to leave the Company prematurely in order to access the value of their equity compensation and/or impede the Company's ability to attract talented executives to the Company.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Incentive Compensation (Item 8 on Proxy Card)

The Comptroller of the State of New York, Thomas P. DiNapoli, as trustee of The New York State Common Retirement Fund and administrative head of the New York State and Local Retirement Fund, and one other proponent, have informed Abbott that they intend to present the following proposal at the meeting. Abbott will provide the proponents' names and addresses to any shareholder who requests that information and, if provided by a proponent to Abbott, the number of Abbott common shares held by that proponent.

RESOLVED that shareholders of Abbott Laboratories ("Abbott" or the "Company") urge the Compensation Committee of the Board of Directors (the "Committee") to adopt a policy that no financial performance metric shall be adjusted to exclude Compliance Costs when evaluating performance against financial results for purposes of determining the amount or vesting of any senior executive Incentive Compensation award. "Compliance Costs" are expenses or charges associated with any (a) health care compliance investigation, litigation or settlement, including legal fees and amounts paid in fines, penalties or damages; (b) product recall; and (c) withdrawal of a product from the market. "Incentive Compensation" is compensation paid pursuant to short-term and long-term incentive compensation plans and programs. The policy should be implemented in a way that does not violate any existing contractual obligation of the Company or the terms of any compensation or benefit plan.

Proponent's Statement in Support of Shareholder Proposal

As long-term Abbott shareholders, we favor compensation arrangements that reward senior executives for generating sustainable value. To that end, we recognize that it may be appropriate to adjust financial metrics for incentive compensation awards to exclude the impact of events that are extraordinary or unrelated to management of the core business. We do not, however, believe it is appropriate to adjust metrics to exclude the financial impact of matters that are central to the company's business.

Creating appropriate incentives is especially important, we think, at companies such as Abbott that have settled multiple allegations of health care fraud in recent years, paying fines and penalties totaling billions of dollars. Most recently, in May 2012, the U.S. Justice Department announced that Abbott pleaded guilty and agreed to pay $1.5 billion to resolve its criminal and civil liability arising from the Company's unlawful promotion of the prescription drug Depakote.

According to Abbott's 2011 proxy statement, the Committee adjusted a metric to remove the impact of certain Compliance Costs. Specifically, consolidated net earnings were adjusted by six cents per share for costs of a product recall and drug withdrawal in 2010. (2011 Proxy Statement at 14)

Although the proxy statement does not identify the products involved, Abbott's press release discussing fourth quarter 2010 financial results refers to a nutritional product recall announced in September 2010 and identifies the withdrawn product as sibutramine. (See http://www.abbott.com/PressRelease/ 2011Jan26.htm). The nutritional product recall involved potentially contaminated infant formula (see http://www.abbott.com/global/url/pressRelease/en_US/Press_Release_0900.htm) and sibutramine was withdrawn because a postmarking study showed that it raised the risk of cardiovascular events. (See http://www.ncbi.nlm.nih.gov/pubmedhealth/PMH0000097/).

In our view, the safety of Abbott's products and the integrity of its manufacturing processes are critical to its long-term success and managing these functions (as well as other health care compliance-related functions) is a core part of senior executives' stewardship of the business. It is thus not appropriate to exclude the financial impact of these kinds of events from the metrics used in determining incentive compensation.

We urge shareholders to vote for this proposal, which received 34.5% of votes cast at Abbott's 2012 annual meeting.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Incentive Compensation (Item 8 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott's methods for evaluating performance against financial results best serve the interests of Abbott's shareholders by providing executives with the ability to make decisions based on Abbott's long term success, rather than short-term, temporary results. The rigid and formulaic approach advocated by the proponents removes the Compensation Committee's ability to review Abbott's executive compensation program, including incentive plan performance measures, for susceptibility to adverse or risky behaviors and to make adjustments to compensation awards to address compliance issues, even when appropriate. In this way, the proposal obstructs the alignment of executive and shareholder's interests.

The proposal disregards the need to analyze the facts and circumstances of a particular situation. For example, in some circumstances, it may be in the best interests of shareholders to settle a legal or compliance matter, such as when the costs of defense outweigh the benefits, or when the outcome is uncertain. In other circumstances, pursuing costly litigation or conducting internal investigations to ensure the safety of our products as well as compliance with the law and the Company's policies and procedures may be appropriate and key to our future success. Likewise, an event such as a voluntary recall of a product often reflects Abbott's commitment to product safety and patient and consumer health and is consistent with the long-term reputation and value of the Company.

The proposal's one-size-fits-all methodology also fails to consider that compliance matters frequently relate to events that occurred prior to the appointment of the executive team responsible for resolving such matters and thus may be irrelevant to an evaluation of their performance. If approved, the rigid and formulaic approach advocated by the proposal would remove the Compensation Committee's ability to consider these and other factors in determining executive compensation and provide incentives for Abbott decision-makers to base their determinations on the short-term, least costly method of resolution, without regard to what is most beneficial to Abbott and its stakeholders in the long term.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

Shareholder Proposal on Accelerated Vesting of Awards Upon Change in Control (Item 9 on Proxy Card)

The Marco Consulting Group Trust I, 550 W. Washington Boulevard, Suite 900, Chicago, IL 60661, has announced that it intends to present the following proposal at the meeting and that it owns 37,577 shares of Abbott common stock.

RESOLVED: The shareholders ask the board of directors to adopt a policy that in the event of a change in control (as defined under any applicable employment agreement, equity incentive plan or other plan), there shall be no acceleration of vesting of any equity award granted to any named executive officer, provided, however, that the board's Compensation Committee (the "Committee") may provide in an applicable grant or purchase agreement that any unvested award will vest on a partial, pro rata basis up to the time of the named executive officer's termination, with such qualifications for an award as the Committee may determine.

For purposes of this Policy, "equity award" means an award granted under an equity incentive plan as defined in Item 402 of the SEC's Regulation S-K, which addresses executive compensation and named executive officer (or "executive") are those persons covered under Items 401 and 402 of the SEC's Regulation S-K . This resolution shall be implemented so as not affect any contractual rights in existence on the date this proposal is adopted.

Proponent's Statement in Support of Shareholder Proposal

SUPPORTING STATEMENT

Abbott Laboratories (the "Company") allows executives to receive an accelerated award of unearned equity under certain conditions after a change of control of the Company. We do not question that some form of severance payments may be appropriate in that situation. We are concerned, however, that current practices may permit windfall awards that have nothing to do with an executive's performance.

According to last year's proxy statement, a change in control at the end of the 2011 fiscal year could have accelerated the vesting of $56 million worth of equity awards to Abbott Laboratories' top five executives, with the Chairman and CEO, Mr. White, entitled to $26 million.

In this regard, we note that the Company's stock programs use a "double trigger" mechanism for equity awards, meaning executives are entitled to receive the accelerated vesting of awards in a change in control only if there is a termination in employment as defined in the plan or agreement.

We are unpersuaded by the argument that executives somehow "deserve" to receive unvested awards. To accelerate the vesting of unearned equity on the theory that an executive was denied the opportunity to earn those shares seems inconsistent with a "pay for performance" philosophy worthy of the name.

We do believe, however, that an affected executive should be eligible to receive an accelerated vesting of equity awards on a pro rata basis as of his or her termination date, with the details of any pro rata award to be determined by the Committee.

Other major corporations, including Apple, Chevron, Dell, ExxonMobil, IBM, Intel, Microsoft, and Occidental Petroleum, have limitations on accelerated vesting of unearned equity, such as providing pro rata awards or simply forfeiting unearned awards.

We urge you to vote FOR this proposal.

Board of Directors' Statement in Opposition to the Shareholder Proposal on Accelerated Vesting of Awards Upon a Change in Control (Item 9 on Proxy Card)

The Board of Directors recommends that you vote AGAINST the proposal.

Abbott's policies on treatment of outstanding equity awards upon a change in control serve the best interests of Abbott's shareholders by creating retention incentives that enable employees to avoid distractions and potential personal conflicts of interest at a critical juncture for the Company, thus promoting a continued focus on the business and reducing the risk of management turnover. The proposal would eliminate the Board's ability to exercise its business judgment in designing equity awards that it believes are in the best interest of Abbott's shareholders and competitive in the marketplace.

Responsive to discussions with investors in 2012, for future grants to its senior executives, the Compensation Committee eliminated the single-trigger provision of its equity award plans that accelerated the vesting of equity awards merely upon a change in control. Consequently, accelerated vesting will now be limited to the circumstance wherein, within six months prior to and through two years after a change in control, an award holder's employment is terminated without cause, or the executive resigns for good reason, as defined by the plan agreement, but simply put, results in the diminution of the executive's compensation or other material terms and conditions of employment.

This amendment, thereby, replaced the single-trigger approach the proponents oppose with a double-trigger, that is activated only when the executive experiences a real and significant loss without cause. The Board believes that this approach promotes stability and focus during an uncertain time by ensuring that executives do not risk a substantial loss by supporting a transaction that is in the best interest of shareholders, but would cause them to lose their jobs or suffer a material financial loss through no fault of their own.

The proposal seeks to substitute the proponent's view that the amount of time an executive is employed represents the extent to which an award is "earned" for the Compensation Committee's considered judgment. Contrary to the proponents, the Committee believes that an executive should not be deprived of the opportunity to realize the full value of a previously-granted equity award due following a change in control because the award (and the opportunity to vest in the award) is part of the executive's total compensation package. Abbott is committed to a pay-for-performance philosophy and as such roughly two-thirds of named executive officers' total compensation is comprised of equity awards whose value is realized over three to five years based on continued service and/or the achievement of pre-determined performance criteria. Putting executives in a position to lose the opportunity to earn these awards undermines the pay for performance objectives of this balance.

We note that the vast majority of S&P 500 companies provide single- or double-trigger accelerated vesting of equity upon a change in control, without pro-ration. Adoption of the proposal would put Abbott executives in a worse position than those at most other large public companies, including most of our peer companies, thus impairing our ability to attract and retain highly qualified executives.

Finally, the proponent's proposal that senior executives be treated differently than all other plan participants serves no legitimate shareholder interest and undermines the objectives stated above.

Accordingly, the Board of Directors recommends that you vote AGAINST the proposal.

Section 16(a) Beneficial Ownership Reporting Compliance

One report for David Forrest, reporting a sale of shares, was filed late and one report for Richard A. Gonzalez, reporting a gift of shares, was filed late by Abbott.

Other Matters

In accordance with Abbott's articles of incorporation, Abbott has advanced defense costs on behalf of two current and five former officers in connection with the United States Department of Justice's criminal and civil investigation of Abbott's Depakote sales and marketing activities.

In 2011 and 2012, shareholder derivative actions were filed in the United States District Court for the Northern District of Illinois and the Circuit Court for the Nineteenth Judicial Circuit, Lake County, Illinois, against Abbott and certain current and former directors and officers alleging breaches of fiduciary responsibilities in connection with Depakote's sales and marketing activities. Plaintiffs seek damages, reimbursement of legal fees and costs, and various other forms of relief. Abbott has advanced defense costs on behalf of the directors and officers named in these lawsuits.

Date for Receipt of Shareholder Proposals for the 2014 Annual Meeting Proxy Statement

Shareholder proposals for presentation at the 2014 Annual Meeting must be received by Abbott no later than November 15, 2013 and must otherwise comply with the applicable requirements of the Securities and Exchange Commission to be considered for inclusion in the proxy statement and proxy for the 2014 meeting.

Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting

A shareholder may recommend persons as potential nominees for director by submitting the names of such persons in writing to the chairman of the nominations and governance committee or the secretary of Abbott. Recommendations should be accompanied by a statement of qualifications and confirmation of the person's willingness to serve. A nominee who is recommended by a shareholder following these procedures will receive the same consideration as other comparably qualified nominees.

A shareholder entitled to vote for the election of directors at an Annual Meeting and who is a shareholder of record on:

•
the record date for that Annual Meeting,

•
the date the shareholder provides timely notice to Abbott, and

•
the date of the Annual Meeting,

may directly nominate persons for director, or make proposals of other business to be brought before the Annual Meeting, by providing proper timely written notice to the secretary of Abbott.

That notice must include certain information required by Article II of Abbott's By-Laws, including information about the shareholder, any beneficial owner on whose behalf the nomination or proposal is being made, their respective affiliates or associates or others acting in concert with them, and any proposed director nominee.

For each matter the shareholder proposes to bring before the Annual Meeting, the notice must also include a brief description of the business to be discussed, the reasons for conducting such business at the Annual Meeting, any material interest of the shareholder in such business and certain other information specified in the By-Laws. In addition, in the case of a director nomination, the notice must include a completed and signed questionnaire, representation and agreement of the nominee addressing matters specified in the By-Laws.

To be timely, written notice either to directly nominate persons for director or to bring business properly before the Annual Meeting must be received at Abbott's principal executive offices not less than ninety days and not more than one hundred twenty days prior to the anniversary date of the preceding Annual Meeting. If the Annual Meeting is called for a date that is not within twenty-five days before or after such anniversary date, notice by the shareholder must be received not later than the close of business on the tenth day following the day on which such notice of the date of the Annual Meeting was mailed or made public in a press release or in a filing with the Securities and Exchange Commission, whichever occurs first. To be timely for the 2014 Annual Meeting, this written notice must be received by Abbott no later than January 26, 2014.

In addition, the notice must be updated and supplemented, if necessary, so that the information provided or required to be provided is true and correct as of the record date for the Annual Meeting and as of the date that is ten business days prior to the meeting. Any such update or supplement must be delivered to the secretary of Abbott at Abbott's principal executive offices not more than five business days after the record date for the Annual Meeting, and not less than eight business days before the date of the Annual Meeting in the case of any update or supplement required to be made as of ten business days prior to the Annual Meeting.

General

It is important that proxies be returned promptly. Shareholders are urged, regardless of the number of shares owned, to vote their shares. Most of Abbott's shareholders may vote their shares by telephone or the Internet. Shareholders who wish to vote by mail should sign and return their proxy card in the enclosed business reply envelope. Shareholders who vote by telephone or the Internet do not need to return their proxy card.

The Annual Meeting will be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake County, Illinois. Admission to the meeting will be by admission card only. A shareholder planning to attend the meeting should promptly complete and return the reservation form. Reservation forms must be received before April 19, 2013. An admission card admits only one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

By order of the board of directors.
HUBERT L. ALLEN SECRETARY

EXHIBIT A

Director Independence Standard

No director qualifies as "independent" unless the Board affirmatively determines that the director has no material relationship with Abbott or its subsidiaries (either directly or as a partner, shareholder or officer of an organization that has a relationship with Abbott or any of its subsidiaries). In making this determination, the Board shall consider all relevant facts and circumstances, including the following standards:

•
A director is not independent if the director is, or has been within the last three years, an employee of Abbott or its subsidiaries, or an immediate family member is, or has been within the last three years, an executive officer of Abbott or its subsidiaries.

•
A director is not independent if the director has received, or has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from Abbott or its subsidiaries, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service), and other than amounts received by an immediate family member for service as an employee (other than an executive officer).

•
A director is not independent if (A) the director or an immediate family member is a current partner of a firm that is Abbott's internal or external auditor; (B) the director is a current employee of such a firm; (C) the director has an immediate family member who is a current employee of such a firm and personally works on Abbott's or its subsidiaries' audit; or (D) the director or an immediate family member was within the last three years a partner or employee of such a firm and personally worked on Abbott's or its subsidiaries' audit within that time.

•
A director is not independent if the director or an immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of the present executive officers of Abbott or its subsidiaries at the same time serves or served on that company's compensation committee.

•
A director is not independent if the director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, Abbott or its subsidiaries for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $1 million, or 2% of such other company's consolidated gross revenues.

•
A director is not independent if the director is an executive officer of a charitable organization that received charitable contributions (other than matching contributions) from Abbott and its subsidiaries in the preceding fiscal year that are in excess of the greater of $1 million or 2% of such charitable organization's consolidated gross revenues.

A-1

Abbott Laboratories
100 Abbott Park Road
Abbott Park, Illinois 60064-6400 U.S.A.

Notice of Annual Meeting
of Shareholders
and Proxy Statement

Meeting Date
April 26, 2013

YOUR VOTE IS IMPORTANT!
Please sign and promptly return your proxy
in the enclosed envelope or vote your
shares by telephone or using the Internet.

Reservation Form for Annual Meeting

I am a shareholder of Abbott Laboratories and plan to attend the Annual
Meeting to be held at Abbott's headquarters, 100 Abbott Park Road, located at the intersection of Route 137 and Waukegan Road, Lake
County, Illinois at 9:00 a.m. on April 26, 2013.

Please send me an admission card for each of the following persons.

Name		Name

Address		Address

City		City

State	Zip Code	State	Zip Code

Phone Number ( )		Phone Number ( )

If you plan to attend the meeting, please complete and return the Reservation Form directly to Abbott Laboratories, Annual Meeting Ticket Requests, D-0383 AP6D, 100 Abbott Park Road, Abbott Park, Illinois 60064-6048. Due to space limitations, Reservation Forms must be received before April 19, 2013. An admission card, along with a form of photo identification, admits one person. A shareholder may request two admission cards, but a guest must be accompanied by a shareholder.

 To avoid a delay in the receipt of your admission card, do not return this form with your proxy card or mail it in the enclosed business envelope.

Annual Meeting Proxy Card + IMPORTANT ANNUAL MEETING INFORMATION The Board of Directors recommends that you vote AGAINST Items 4, 5, 6, 7, 8 and 9. For Against Abstain 4. Shareholder Proposal - Genetically Modified Ingredients To Vote FOR All Nominees To WITHHOLD Vote From All Nominees To Vote FOR All Nominees, except withhold vote from the nominee (s) listed below _________________________________________________________________ For Against Abstain 2. Ratification of Deloitte & Touche LLP as auditors 1. Election of 11 Directors Nominees: (01) R.J. Alpern, (02) R.S. Austin, (03) S.E. Blount, (04) W.J. Farrell, (05) E.M. Liddy, (06) N. McKinstry, (07) P.N. Novakovic, (08) W.A. Osborn, (09) S.C. Scott III, (10) G.F. Tilton, and (11) M.D. White 3. Say on Pay – An Advisory Vote to Approve Executive Compensation The Board of Directors recommends that you vote FOR Items 1, 2 and 3. 5. Shareholder Proposal - Lobbying Disclosure 6. Shareholder Proposal - Independent Board Chair 7. Shareholder Proposal - Equity Retention and Hedging 8. Shareholder Proposal - Incentive Compensation 9. Shareholder Proposal - Accelerated Vesting of Awards Upon Change in Control IF VOTING BY MAIL, YOU MUST COMPLETE BOTH SIDES OF THIS CARD. 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________ 1234 5678 9012 345 MMMMMMM 1 5 4 1 5 5 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Telephone and Internet Voting Instructions - You can vote by telephone OR Internet! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. • Call toll free 1-800-652-VOTE (8683) in the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the simple instructions provided by the recorded message. To vote using the Telephone (within the USA, US territories & Canada) • Go to the following web site: www.investorvote.com/abt • Enter the information requested on your computer screen and follow the simple instructions. To vote using the Internet

SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned, revoking all previous proxies, acknowledges receipt of the Notice and Proxy Statement dated March 15, 2013, in connection with the Annual Meeting of Shareholders of Abbott Laboratories to be held at 9:00 a.m. on April 26, 2013, at the corporation’s headquarters, and hereby appoints MILES D. WHITE and HUBERT L. ALLEN, or either of them, proxy for the undersigned, with full power of substitution, to represent and vote all shares of the undersigned upon all matters properly coming before the Annual Meeting or any adjournments thereof. If the undersigned is a participant in the Abbott Laboratories Stock Retirement Plan, then this card also instructs the plan’s Investment Committee to vote as specified at the 2013 Annual Meeting of Shareholders, and any adjournments thereof, all shares of Abbott Laboratories held in the undersigned’s plan account upon the matters indicated and in their discretion upon such other matters as may properly come before the meeting. INSTRUCTIONS: This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Items 1 and 2 and 3, AGAINST Items 4, 5, 6, 7, 8 and 9 and in accordance with the judgment of the proxy holders on any other matters that are properly brought before the meeting. (Important - Please sign and date below.) Proxy — Abbott Laboratories Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed. Each joint tenant should sign; executors, administrators, trustees, etc. should give full title and, where more than one is named, a majority should sign. Please read other side before signing. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. IF VOTING BY MAIL, YOU MUST COMPLETE BOTH SIDES OF THIS CARD. + + IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

002CS40127 www.investorvote.com/abt Step 1: Go to www.investorvote.com/abt. Step 2: Click the icon on the right to view the current meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Annual Meeting Notice 01KPLD + + Important Notice Regarding the Availability of Proxy Materials for the Abbott Laboratories Annual Meeting of Shareholders to be Held on April 26, 2013 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a paper copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at: : Easy Online Access — A Convenient Way to View Proxy Materials and Vote When you go online to view materials, you can also vote your shares. Step 4: Make your selection as instructed on each screen to select delivery preferences and vote. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Paper Copy of the Proxy Materials – If you want to receive a paper copy of these documents, you must request one. There is no charge to you for this request. Please make your request as instructed on the reverse side of this Notice on or before April 16, 2013 to facilitate timely delivery. . IMPORTANT ANNUAL MEETING INFORMATION 1234 5678 9012 345 NNNNNNNNNNNN NNNNNNNNN NNNNNN C 1234567890 C O Y 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE______________ SACKPACK_____________

Here’s how to order a copy of the proxy materials and select a future delivery preference: Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of the current meeting materials, you will receive an email with a link to the materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side of this notice when requesting a set of proxy materials. g Internet – Go to www.investorvote.com/abt. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. Email – Send an email to investorvote@computershare.com with “Proxy Materials Abbott Laboratories” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side of this notice, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy of future meeting materials. To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 16, 2013. Directions to the Abbott Laboratories 2013 Annual Meeting of Shareholders are available in the proxy statement, which can be viewed at www.investorvote.com/abt. Annual Meeting Notice Abbott Laboratories Annual Meeting of Shareholders will be held at 9:00 a.m. Central Time on April 26, 2013 at the corporation’s headquarters. Items to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR Items 1, 2 and 3. 1. Election of 11 Directors: (01) R.J. Alpern, (02) R.S. Austin, (03) S.E. Blount, (04) W.J. Farrell, (05) E.M. Liddy, (06) N. McKinstry, (07) P.N. Novakovic, (08) W.A. Osborn, (09) S.C. Scott III, (10) G.F. Tilton, and (11) M.D. White. 2. Ratification of Deloitte & Touche LLP as auditors 3. Say on Pay – An Advisory Vote to Approve Executive Compensation The Board of Directors recommends a vote AGAINST Items 4, 5, 6, 7, 8 and 9. 4. Shareholder Proposal - Genetically Modified Ingredients 5. Shareholder Proposal - Lobbying Disclosure 6. Shareholder Proposal - Independent Board Chair 7. Shareholder Proposal - Equity Retention and Hedging 8. Shareholder Proposal - Incentive Compensation 9. Shareholder Proposal - Accelerated Vesting of Awards Upon Change in Control PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you plan to attend the Annual Meeting of Shareholders, please complete and return the reservation form on the back cover of the proxy statement, which can be found online at www.investorvote.com/abt. 01KPLD

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  Solicitation of Proxies
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  Notice and Access
  Cumulative Voting
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  Quorum and Vote Required to Approve Each Item on the Proxy
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  Inspectors of Election
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  Abbott Laboratories Stock Retirement Plan
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  Information Concerning Security Ownership
  Information Concerning Nominees for Directors (Item 1 on Proxy Card)
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The Board of Directors and its Committees
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  Corporate Governance Materials
Director Compensation
Security Ownership of Executive Officers and Directors
  Executive Compensation
  Compensation Discussion and Analysis
  INTRODUCTION
  COMPENSATION PHILOSOPHY AND COMPONENTS OF PAY
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  SAY-ON-PAY VOTE
  PROGRAM CHANGES IN 2012
  HOW EXECUTIVE PAY DECISIONS ARE MADE
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  PERFORMANCE GOALS
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  DISCUSSION OF NAMED OFFICERS 2012 Financial and Other Goals
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  GOAL PERFORMANCE AND 2012 COMPENSATION DECISIONS
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  SHARE OWNERSHIP GUIDELINES
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  COMPENSATION COMMITTEE REPORT
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  2012 Grants of Plan-Based Awards
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  2012 Outstanding Equity Awards at Fiscal Year-End – (continued)
  2012 Option Exercises and Stock Vested
  Pension Benefits
  Annuity Retirement Plan
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  2012 Nonqualified Deferred Compensation
  Potential Payments Upon Termination or Change in Control
  Potential Payments Upon Termination – Generally
  Potential Payments Upon Change in Control
  Accelerated Vesting of Equity Awards
  Approval Process for Related Person Transactions
  Ratification of Deloitte & Touche LLP as Auditors (Item 2 on Proxy Card)
  Audit Fees and Non-Audit Fees
  Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Auditor
  Change of Independent Public Accountants
  Report of the Audit Committee
  Say on Pay – An Advisory Vote on the Approval of Executive Compensation (Item 3 on Proxy Card)
  Shareholder Proposals
  Shareholder Proposal on Genetically Modified Ingredients (Item 4 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Genetically Modified Ingredients (Item 4 on Proxy Card)
  Shareholder Proposal on Lobbying Disclosure (Item 5 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Lobbying Disclosure (Item 5 on Proxy Card)
  Shareholder Proposal on Independent Board Chair (Item 6 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Independent Board Chair (Item 6 on Proxy Card)
  Shareholder Proposal on Equity Retention and Hedging (Item 7 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Equity Retention and Hedging (Item 7 on Proxy Card)
  Shareholder Proposal on Incentive Compensation (Item 8 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Incentive Compensation (Item 8 on Proxy Card)
  Shareholder Proposal on Accelerated Vesting of Awards Upon Change in Control (Item 9 on Proxy Card)
  Proponent's Statement in Support of Shareholder Proposal
  Board of Directors' Statement in Opposition to the Shareholder Proposal on Accelerated Vesting of Awards Upon a Change in Control (Item 9 on Proxy Card)
  Section 16(a) Beneficial Ownership Reporting Compliance
  Other Matters
  Date for Receipt of Shareholder Proposals for the 2014 Annual Meeting Proxy Statement
  Procedure for Recommendation and Nomination of Directors and Transaction of Business at Annual Meeting
  General
  Director Independence Standard
  Reservation Form for Annual Meeting